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                                               TABLE OF CONTENTS

                                INTRODUCTION AND
                                GENERAL PRINCIPLES ----------------------------1

                                CODE OF ETHICS --------------------------------2

                                PORTFOLIO MANAGEMENT --------------------------3

                                TRADING PRACTICES------------------------------4

                                ACCURACY OF DISCLOSURES -----------------------5

                                CREATION AND MAINTENANCE
                                OF BOOKS AND RECORDS---------------------------6

                                MARKETING AND
                                OTHER COMMUNICATIONS --------------------------7

                                PRIVACY----------------------------------------8

                                BUSINESS CONTINUITY PLAN ----------------------9

                                ADDITIONAL MATERIALS
                                AS NEEDED------------------------------------ 10





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1    INTRODUCTION AND GENERAL PRINCIPLES

     HGK Asset Management, Inc. ("HGK") has always maintained an overriding policy of compliance with all applicable statutes, rules, regulations and prudent business practices applicable to its business.

     In the past, many of these policies were in written form while others were reflected in routine practices and courses of conduct but not fully documented. As a small company with a limited number of portfolios with consistent investment objectives and a small number of loyal employees working in close proximity and under the supervision and guidance of senior staff members, there have been no compliance issues of note, and management has always communicated to the staff that there should be no such issues, and any that may arise will be dealt with quickly, addressed and corrected.

     Now, HGK has undertaken a thorough review and revision to its policies and practices, including documenting many areas that were previously observed but not written. HGK has also undertaken and committed to a continuous process of review, evaluation and, where necessary, revision to its policies and procedures, to address any compliance needs or issues that may arise. These measures have the full support and commitment of the owners and senior managers of HGK as well as its employees, who prefer to work in an environment with a commitment to total compliance and an atmosphere where issues can be communicated and addressed.

     The Securities & Exchange Commission ("SEC") adopted Rules 204A-1 and 206(4)-7 to the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), which requires all investment advisers to establish, maintain and enforce a written code of ethics (the "CODE OF ETHICS") and adopt a formal compliance program (the "POLICIES AND PROCEDURES" and, together with the Code of Ethics, the " COMPLIANCE PROGRAM"), which contains at least the following elements:

          o WRITTEN POLICIES AND PROCEDURES REASONABLY DESIGNED TO PREVENT VIOLATIONS BY HGK AND ITS SUPERVISED PERSONS;

          o AT LEAST ANNUAL REVIEWS OF THE ADEQUACY AND EFFECTIVENESS OF THE POLICIES AND PROCEDURES;

          o DESIGNATION OF A CHIEF COMPLIANCE OFFICER RESPONSIBLE FOR ADMINISTERING THE POLICIES AND PROCEDURES; AND

          o MAINTENANCE OF ADEQUATE RECORDS OF THE POLICIES AND PROCEDURES AND ANNUAL REVIEWS.

     Any defined terms not defined herein shall have the meanings ascribed to them in Annex 1.

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1.1  RESPONSIBILITIES

     Although the Compliance Program is under the direct supervision of the Chief Compliance Officer, it is understood that EVERY EMPLOYEE IS, IN EFFECT, A COMPLIANCE OFFICER. Every employee has a stake in the reputation and continued good will of the company, and in avoiding any regulatory or litigation issues. Every employee also has a responsibility for knowing and following HGK's Policies and Procedures. Every person in a supervisory role is also responsible for those individuals under their supervision. In this way, all employees will contribute and ensure our company's total commitment to compliance is carried out in day-to-day practice. Accordingly, and because HGK is a relatively small operation, only the Chief Compliance Officer and Assistant Compliance Officer have formal roles, but other officers and employees have been and will be designated to perform various duties related to compliance functions.

     Arthur E. Coia, II has been designated the Chief Compliance Officer for HGK. As such, he is responsible for:

        REVIEW AND FORMULATION OF POLICIES AND PROCEDURES;

        DESIGNATION OF PERSONNEL TO ACCOMPLISH VARIOUS TASKS REQUIRED BY THE PROGRAM;

        OVERSIGHT AND REVIEW OF THE PROCEDURES CARRIED OUT BY OTHERS;

        IDENTIFICATION OF ISSUES FOR REVISION AND/OR CHANGE;

        ADVICE TO SENIOR MANAGEMENT REGARDING THE EFFECTIVENESS OF THE COMPLIANCE PROGRAM;

        ENSURING THAT STAFF RECEIVE APPROPRIATE TRAINING;

        COMMUNICATION OF NEW COMPLIANCE DEVELOPMENTS; AND

        LIAISON WITH REGULATORS AND/OR OTHER INTERESTED PARTIES REGARDING COMPLIANCE ISSUES.

     JoAnn Conry, the Operations Manager, has been designated the Assistant Compliance Officer. She will be responsible for particular compliance review functions, such as review of pre-clearances and disclosures pursuant to the Personal Trading Policy (as defined below) covered in the Code of Ethics, providing reports to portfolio managers and the Chief Compliance Officer regarding compliance with regulatory portfolio restrictions and client investment guidelines as prescribed in the advisory contracts, and such other compliance duties as the Chief Compliance Officer may designate.

     A Brokerage Committee, consisting initially of Michael Pendergast, Gregory Lobo and Paul Carlson, is responsible for overall review and guidance concerning portfolio management and trading practices, best execution reviews, review of soft dollar arrangements, approval of brokers, and any other issues the Chief Compliance Officer may assign.



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     A Compliance Committee, consisting of the members of the Board of Directors of HGK (the "HGK BOARD"), along with the Assistant Compliance Officer and outside counsel as EX OFFICIO members, is responsible for overall review and guidance concerning the implementation of this program, resolution of any compliance issues arising under this program or otherwise, and the periodic review of the adequacy and effectiveness of this program, which must occur at least annually but may be more frequent, as necessary to achieve the objectives of the program.

     In the event other persons are designated to fulfill these roles, or other compliance functions, in the future, these same duties and responsibilities will apply to those persons as well.

1.2  CONSULTATION AND REPORTING

     Besides their specific roles and duties in the compliance function, all employees are required to be sensitive to compliance issues, and to consult with the Chief Compliance Officer or Assistant Compliance Officer with any issues or questions relating to compliance. Possible violations of these policies or procedures will be investigated by the Chief Compliance Officer and reported to appropriate members of senior management for remedial action. Repeated violations, or violations that the Chief Compliance Officer deems to be of a serious nature, will be reported by the Chief Compliance Officer directly to senior management for disciplinary action, up to and including dismissal.

     Employees will be required to certify annually that they understand and abide by these policies and procedures, and all applicable securities laws and regulations.

1.3  CONFLICTS OF INTEREST

     A guiding principle of the Compliance Program is the recognition and avoidance of conflicts of interest. When a conflict or potential conflict of interest exists, the securities laws and principles of fair dealing require either that the circumstances giving rise to the conflict are eliminated, or at a minimum that appropriate disclosures are made to notify all affected parties of the conflict, so that all parties may make an informed decision concerning the resolution of the conflict. Typical conflicts of interest encountered in the investment advisory business include conflicts affecting the financial interests of HGK versus that of our Clients, conflicts between different Clients of HGK, and conflicts between the financial or other personal interests of our employees and HGK or our Clients. Many of the policies and procedures outlined in this manual are designed to recognize and deal with such conflicts, and include not only actual conflicts of interest, but other circumstances that present the APPEARANCE of a conflict. All employees should be alert to both actual and potential conflicts of interest, and should take all appropriate steps to avoid the conflict or ensure that any necessary disclosures are made. Employees should refer any such matters to the Chief Compliance Officer or Assistant Compliance Officer to ensure that they are adequately addressed and resolved.


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1.4  ANNUAL REVIEW, CHANGES, EXCEPTIONS AND AMENDMENTS

     The adequacy and effectiveness of these compliance procedures must be reviewed and documented formally at least annually. Some functions are required to be performed quarterly or more frequently in some cases, and during the implementation of these compliance procedures we will review the whole program more frequently. These reviews will be documented and records maintained for at least five years, as required by Rule 204-2(a)(12) of the Advisers Act.

     Rule 206(4)-7 of the Advisers Act requires that a registered investment adviser perform a review at least annually of the adequacy of its internal compliance policies and procedures. There is very little formal SEC guidance about what the annual review must encompass, but all registered advisers should take care to perform and document their annual review. Based on the experience of recent SEC examinations of registered investment advisers, investment advisers should consider expanding their compliance procedures to cover areas outside the traditional SEC rules governing investment advisers, and also to cover potential rule violations by third parties unrelated to the investment adviser, in order to avoid charges of facilitating or aiding and abetting a violation. For example, the SEC staff in recent investment adviser examinations has raised questions about, among other things, the adequacy of the investment adviser's procedures to protect against violations by brokers of NASD new issue allocation rules; violations by brokers of agents on rules relating to sales of unregistered securities under Regulations D or S or Rule 144A; and possible violations by the adviser of issues ranging from limitations on short sales to prohibited transaction rules under ERISA.

     Some occasions may arise that warrant exceptions from particular provisions of the Policies and Procedures. Any such circumstances should be addressed to the Chief Compliance Officer, who will determine whether the exception is warranted, providing always that no such exception will be granted if the exception would require HGK to violate any statute or regulation applicable to our business.

     If at any time it appears that any of our Policies and Procedures are not fulfilling their goals of regularizing and codifying practices to ensure adequate assurance of compliance with applicable laws, regulations and sound business practices, the Chief Compliance Officer will identify the issue to be resolved and propose an adequate amendment to the policy or procedure at issue and seek its approval by senior management and the HGK Board.

1.5  OVERSIGHT OF AFFILIATES AND SUB-ADVISERS

     HGK's responsibility to comply with all applicable statutes and regulations includes not only HGK itself, but extends as well to any affiliates, including sub-advisers. The Chief Compliance Officer will monitor the activities of any affiliates and/or sub-advisers, particularly transactions between HGK and such affiliates and/or sub-advisers, in order to ensure compliance with all applicable statutes and regulations.


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1.6  ISSUES

     Certain compliance issues pertain to operations involving the mutual fund for which HGK serves as investment adviser (the "MUTUAL FUND"). Where particular issues relate to the Mutual Fund, they will be noted in these Policies and Procedures.

1.7  NEW PRODUCTS, SERVICES OR BUSINESS PRACTICES

     Certain compliance procedures may not apply to HGK at the present time because they involve products or services that we do not offer or engage in. Changes in our product offerings or services provided may require additional policies or procedures at the appropriate time. All employees should be alert to the possibility that such changes may trigger compliance issues, and should refer such matters to the Chief Compliance Officer.

1.8  INSPECTION AND EXAMINATION PROCEDURES

     The Chief Compliance Officer will be responsible for working with regulators conducting any examinations or inspections, and may designate other personnel to provide information or respond to regulators' inquiries.

2    CODE OF ETHICS

     The success of HGK depends on public confidence in our integrity and professionalism. To reinforce that confidence, all directors, officers and employees of HGK must always avoid activities, interests or relationships that might interfere with making decisions in the best interest of HGK and its Clients. The interests of our Clients shall be paramount at all times and without reservation. This Code of Ethics re-codifies our existing policies regarding proprietary trading, insider trading and personal trading, and sets forth our policies regarding gifts and entertainment, outside directorships and other business activities, and avoidance of conflicts in ERISA accounts.

     SEC rules governing investment companies and investment advisers (Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 ACT") and Rule 204A-1 under the Advisers Act) require investment advisers to adopt and maintain a code of ethics setting ethical standards for compliance with the securities laws, safeguarding material nonpublic information about clients' transactions and portfolio holdings, initial and annual reports of securities holdings for employees, and Form ADV Part II summary disclosure about our Code of Ethics. HGK has adopted this Code of Ethics to specify and prohibit certain types of transactions deemed to create actual conflicts of interest, the potential for conflicts, or the appearance of conflicts, and to establish reporting requirements and enforcement procedures.

     The SEC staff has conducted a number of recent examinations of newly registered advisers to hedge funds, in some cases within only a month or two of their registration.



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     Among the most important lessons learned from these recent examinations are the important of certain basic disclosures in hedge fund offering documents and, in the case of registered adviser, in response to relevant questions in an adviser's Form ADV Part II, relating to potential conflicts of interest. An investment adviser should carefully review all potential conflicts of interest between the adviser and the funds and accounts that it manages in order to determine whether all potential conflicts are adequately disclosed to prospective clients and investors. Among the key disclosures that we have found most useful in the context of recent SEC inspections are, if applicable, that an adviser:

     o  May charge different fees to different clients;

     o Has entered into or may enter into side agreements with investors relating to, among other things, fees, expenses, withdrawal rights, or access to information about portfolio investments;

     o May take into account referrals of clients or investors when selecting brokers to execute transactions for client accounts; and

     o May receive "soft dollar" services or benefits outside the safe harbor for "research services" discussed above.

2.1  PROPRIETARY TRADING

BACKGROUND AND RATIONALE

     HGK's policy and practice is to NOT engage in any proprietary trading or principal transactions, and our firm's policy is appropriately disclosed.

     Principal transactions are generally defined as transactions where an adviser, acting as principal for its own account or the account of an affiliated broker-dealer, buys from or sells any security to any Client. The SEC also considers cross trades or transactions involving an account or fund which the investment adviser controls to be principal transactions. As a fiduciary and under the anti-fraud section of the Advisers Act, principal transactions by investment advisers are prohibited unless HGK (1) discloses its principal capacity in writing to the Client in the transaction and (2) obtains the Client's consent to each principal transaction before the settlement of the transaction.

POLICIES AND PROCEDURES

        o THE CHIEF COMPLIANCE OFFICER PERIODICALLY MONITORS HGK'S ADVISORY SERVICES AND TRADING PRACTICES TO HELP INSURE THAT NO PRINCIPAL TRANSACTIONS OR TRADES FOR CLIENTS.

        o IN THE EVENT OF ANY CHANGE IN HGK'S POLICY, ANY SUCH CHANGE MUST BE APPROVED BY MANAGEMENT, AND ANY PRINCIPAL TRANSACTIONS WOULD ONLY BE ALLOWED AFTER APPROPRIATE REVIEWS AND APPROVALS, DISCLOSURES, MEETING STRICT REGULATORY REQUIREMENTS AND MAINTAINING PROPER RECORDS.

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2.2 INSIDER TRADING

BACKGROUND AND RATIONALE

     Various federal and state securities laws and Rule 204A of the Advisers Act require every investment adviser to establish, maintain and enforce written policies and procedures reasonably designed, taking into consideration the nature of such adviser's business, to prevent the misuse of material, nonpublic information in violation of the Advisers Act or other securities laws by the investment adviser or any person associated with the investment adviser.

     HGK's policy prohibits any employee from acting upon, misusing or disclosing any material, non-public information, known as inside information. Any instances or questions regarding possible inside information must be immediately brought to the attention of the Chief Compliance Officer or senior management, and any violations of the HGK's policy will result in disciplinary action, termination or both.

     HGK expressly forbids any director, officer or employee from trading, either personally or on behalf of others, including HGK, on material nonpublic information or communicating material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." HGK's policy applies to every director, officer and employee and extends to activities within and outside their duties at HGK. Every director, officer and employee must read and retain this policy statement and must sign an acknowledgement that he or she understands the policy and procedures. Any questions regarding HGK's policy and procedures should be referred to the Chief Compliance Officer or other designated officer.

THE SCOPE OF INSIDER TRADING

     The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material, non-public information to trade in securities (whether or not one is an "insider") or the communication of material nonpublic information to others. While the law concerning insider trading is not static, it is generally understood that the law prohibits:

     - trading by an insider while in possession of material nonpublic information;

     - trading by a non-insider while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or

     - communicating material nonpublic information to others. The elements of insider trading and the penalties for such unlawful conduct are briefly discussed below.


     WHO IS AN INSIDER?

     The concept of "insider" is broad. With respect to any particular corporation, it clearly includes directors, officers and employees of that corporation. In addition, a person can be a "temporary insider" if he enters into a special confidential relationship in the conduct

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     of a corporation's affairs and as a result is given access to information solely for the corporation's purposes. A temporary insider can include, among others, a corporation's attorneys, accountants, consultants, outside investment analysts, financial printers and the employees of such organizations. For example, analysts employed by HGK may acquire non-public information concerning a corporation in the course of their examinations of possible portfolio transactions by HGK. As a result, such analysts may be considered to be temporary insiders of that corporation and would therefore be prohibited from acting on the information acquired or recommending such action. In addition, a corporation may become a temporary insider of a corporation it advises or for which it performs other services. According to the U.S. Supreme Court (the "SUPREME COURT"), a corporation must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

     WHAT IS MATERIAL INFORMATION?

     Trading on inside information is not a basis for liability unless the information is material. "MATERIAL INFORMATION" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a corporation's securities. Information that directors, officers and employees should consider material includes, but is not limited to: significant market transactions in a corporation's securities, dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidity problems, proposed product developments and extraordinary management decisions. Material information does not have to relate to a corporation's business. For example, in CARPENTER v. U.S. 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various corporations would appear in the WALL STREET JOURNAL and whether those reports would be favorable or not.

     WHAT IS NON-PUBLIC INFORMATION?

     Information is nonpublic until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, the WALL STREET JOURNAL or other publications of general circulation, or in trade or investment research publications generally available within the financial community, would be considered public.


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     BASES FOR LIABILITY.

          FIDUCIARY DUTY THEORY. In 1980, the Supreme Court found that there is no general duty to disclose before trading on material nonpublic information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will either disclose any material nonpublic information or refrain from trading. CHIARELLA v. UNITED STATES, 445 U.S. 22 (1980). In DIRKS v. SEC, 463 U.S. 646 (1983), the
          Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders: they can enter into a confidential relationship with a corporation through which they gain information (E.G., attorneys or accountants), or they can acquire a fiduciary duty to a corporation's stockholders as "tippees" if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the corporation's stockholders. However, in the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary, but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a QUID PRO QUO.

          MISAPPROPRIATION THEORY. Another basis for insider trading liability is the "misappropriation" theory, where liability is established when trading occurs on material nonpublic information that was stolen or misappropriated from any other person. In U.S. v. CARPENTER, noted above, the Supreme Court found that a reporter defrauded THE WALL STREET JOURNAL when he stole information from THE WALL STREET JOURNAL and used it for trading in the securities markets. Analogous circumstances with respect to HGK could exist if a director, officer or employee used, for his own benefit, information regarding HGK's portfolio investment decisions or information concerning potential investments gathered by HGK's analysts. The misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

     PENALTIES FOR INSIDER TRADING.

     Penalties for trading on or communicating material, non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he does not personally benefit from the violation. Possible penalties include:

               - Civil injunctions

               - Treble damages

               - Disgorgement of profits


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              -  Severe prison sentences

              - Fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can be expected to result in serious sanctions by HGK, INCLUDING POSSIBLE DISMISSAL of the person or persons involved.

     IDENTIFYING INSIDE INFORMATION

     Before trading for yourself, HGK or others (including any accounts managed by HGK as investment adviser) in the securities of a corporation about which you may have potential inside information, examine the following matters:

              - IS THE INFORMATION MATERIAL? Is this information that an investor would consider important in making an investment decision? Is this information that would affect the market price of the securities if generally disclosed?

              - IS THE INFORMATION NONPUBLIC? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in REUTERS, THE WALL STREET JOURNAL, or other publications of general circulation, or in trade or investment research publications generally available within the financial community?


     If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

              - Report the matter immediately to the Chief Compliance Officer or other designated officer.

              - Do not purchase or sell the securities on behalf of yourself, HGK or others (including any private accounts managed by HGK as an investment adviser);

              - Do not communicate the information inside or outside HGK, other than to the Chief Compliance Officer or other designated officer;

              - After the Chief Compliance Officer or other designated officer has reviewed the issue, he or she will inform you whether prohibitions against trading and communication must be continued, or whether it is permissible to trade and communicate the information.

     RESTRICTIONS ON TRADING BY DIRECTORS, OFFICERS AND EMPLOYEES.

     All officers, directors and employees of HGK shall obtain clearance from the Chief Compliance Officer or other designated officer shall obtain such clearance from the Chief

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     Compliance Officer or other designated officer prior to effecting any securities transaction in which they, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), or trusts of which they are trustees or in which they have a beneficial interest are parties. The Chief Compliance Officer or other designated officer shall promptly notify the officer, director or employee of clearance or denial of clearance to trade. Notification of approval or denial to trade may be verbally given; however, the Assistant Compliance Officer or other designated officer will maintain a log of all such approvals given, and will compare the log with transactions effected and reported during the quarter, as set forth below in our personal trading policy (the "PERSONAL TRADING POLICY").

     When HGK's intent or probable intent to purchase or sell securities of a specific corporation becomes known to a director, officer or employee in any manner:

        - No director, officer or employee shall take any market action with respect to the securities of such corporation in his own self-interest or on behalf of anyone other than HGK and its Clients.

        - Such director, officer or employee shall not impart any information with regard to his knowledge of a proposed or actual investment program of HGK to any outside person.

        - Such abstention from (1) market action on the part of such director, officer and employee or (2) the giving of information to another person, should normally be in effect during the period in which such securities are under active consideration as investments by HGK, and for a reasonable period immediately following the end of such period.


     RESTRICTING ACCESS TO MATERIAL, NON-PUBLIC INFORMATION.

     Information in your possession that might be considered as material and nonpublic may not be communicated to anyone, including persons within HGK, expect as provided above. In addition, care should be taken so that such information is secure. For example, access to computer or other files containing material nonpublic information should be restricted.

     RESOLVING ISSUES CONCERNING INSIDER TRADING.

     If, after consideration of the items set forth above, doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the Chief Compliance Officer or other designated officer before trading or communicating the information to anyone.

     ENFORCEMENT.

     Each director, officer and employee will be requested to acknowledge receipt of a copy of the Code of Ethics. Thereafter, each such person will be asked to sign a statement that


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     during the preceding year that he or she has not knowingly violated the stated policy, and that he will not knowingly violate the stated policy.

POLICIES AND PROCEDURES

        o THE INSIDER TRADING POLICY IS DISTRIBUTED TO ALL EMPLOYEES, AND NEW EMPLOYEES UPON HIRE, AND REQUIRES A WRITTEN ACKNOWLEDGEMENT BY EACH EMPLOYEE.

        o MATERIAL, NON-PUBLIC INFORMATION MAY NOT BE MISUSED BY AN ADVISER OR ITS DIRECTORS, OFFICERS OR EMPLOYEES.

        o MATERIAL, NON-PUBLIC INFORMATION MAY NOT BE DISCLOSED TO UNAUTHORIZED PERSONNEL

        o PORTFOLIO HOLDINGS INFORMATION MAY BE DISCLOSED TO A THIRD PARTY ONLY IN ACCORDANCE WITH THE CLIENT'S AND ADVISER'S POLICIES.

        o THERE MAY BE NO UNAUTHORIZED DISCLOSURE OF PENDING TRANSACTIONS AND TRADING STRATEGIES TO THIRD PARTIES.

        o ALL INQUIRIES FROM THE PRESS MUST BE REFERRED TO SENIOR MANAGEMENT. INQUIRIES FROM THE PUBLIC MAY BE HANDLED BY OTHER STAFF, DEPENDING ON THE NATURE OF THE INQUIRY, BUT NO PORTFOLIO INFORMATION OR OTHER MATERIAL, NON-PUBLIC INFORMATION MAY BE DISCLOSED.

        o ALL EMPLOYEES MUST REPORT TO A DESIGNATED PERSON, CHIEF COMPLIANCE OFFICER OR ASSISTANT COMPLIANCE OFFICER ALL BUSINESS, FINANCIAL OR PERSONAL RELATIONSHIPS THAT MAY RESULT IN ACCESS TO MATERIAL, NON-PUBLIC INFORMATION.

        o THE CHIEF COMPLIANCE OFFICER PROVIDES GUIDANCE TO EMPLOYEES ON ANY POSSIBLE INSIDER TRADING SITUATION OR QUESTION.

        o THE CHIEF COMPLIANCE OFFICER WILL INVESTIGATE AND REPORT TO SENIOR MANAGEMENT ANY POSSIBLE VIOLATION OF HGK'S INSIDER TRADING POLICY FOR IMPLEMENTING CORRECTIVE AND/OR DISCIPLINARY ACTION.

2.3 PERSONAL SECURITIES TRADING & RECORDS

BACKGROUND AND RATIONALE

     While affirming its confidence in the integrity and good faith of all its employees, officers and directors, HGK recognizes that certain of its personnel have or may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by or for its Clients, and that if such individuals engage in personal transactions in securities that are eligible for investment by Clients, these individuals could be in a position where their personal interest may conflict with the interests of the Clients.

     HGK's policy allows employees to maintain personal securities accounts provided that any personal investing by an employee in any accounts in which the employee has a beneficial interest, including any accounts for any immediate family or household


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     members, is consistent with HGK's fiduciary duty to its Clients and consistent with regulatory requirements.

     Each employee must identify any personal investment accounts and report all reportable transactions and investment activity on at least a quarterly basis to HGK's Assistant Compliance Officer, or other designated officer.

     The purpose of the policy is to establish internal controls and supervisory review to detect and prevent possible inside trading, conflicts of interests and possible regulatory violations.

SUMMARY OF POLICIES AND PROCEDURES

     The detailed policies and procedures governing the Personal Trading Policy are in the following section. A brief summary of these policies and procedures is set forth here:

        o ALL EMPLOYEES MUST IDENTIFY ANY PERSONAL INVESTMENT ACCOUNT AND ANY ACCOUNTS IN WHICH THE EMPLOYEE HAS A BENEFICIAL INTEREST, INCLUDING ANY ACCOUNTS FOR THE IMMEDIATE FAMILY AND HOUSEHOLD MEMBERS, UPON HIRE, ANNUALLY THEREAFTER AND UPON OPENING OR CLOSING ANY ACCOUNT.

        o ALL EMPLOYEES MUST OBTAIN PRE-CLEARANCE OF ALL SECURITIES TRANSACTIONS FOR THEMSELVES AND MEMBERS OF THEIR IMMEDIATE FAMILY.

        o EMPLOYEES MUST REPORT ALL REQUIRED INFORMATION FOR COVERED PERSONAL SECURITIES TRANSACTIONS ON A QUARTERLY BASIS WITHIN 10 DAYS OF THE END OF EACH CALENDAR QUARTER TO THE ASSISTANT COMPLIANCE OFFICER OR OTHER DESIGNATED OFFICER.

        o ALL PERSONAL SECURITIES TRANSACTIONS ARE COVERED EXCEPT TRANSACTIONS IN DIRECT OBLIGATIONS OF THE GOVERNMENT OF THE UNITED STATES, BANKERS ACCEPTANCES, BANK CERTIFICATES OF DEPOSIT, COMMERCIAL PAPER AND HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, OR SHARES ISSUED BY REGISTERED AFFILIATED OR UNAFFILIATED OPEN-END INVESTMENT COMPANIES (MUTUAL FUNDS). NOTE, HOWEVER, THAT TRANSACTIONS IN ANY MUTUAL FUNDS ADVISED OR SUB-ADVISED BY HGK MUST BE PRE-CLEARED AND REPORTED.

        o THE ASSISTANT COMPLIANCE OFFICER AND THE CHIEF COMPLIANCE OFFICER WILL REVIEW ALL PERSONAL INVESTMENT ACTIVITY FOR EMPLOYEE AND EMPLOYEE-RELATED ACCOUNTS FOR COMPLIANCE WITH HGK'S POLICIES, INCLUDING THE INSIDER TRADING POLICY, REGULATORY REQUIREMENTS AND HGK'S FIDUCIARY DUTY TO ITS CLIENTS, AMONG OTHER THINGS.

DETAILS OF THE PERSONAL TRADING POLICY

     STATEMENT OF GENERAL PRINCIPLES

     In recognition of the trust and confidence placed in HGK by its Clients and to give effect to HGK's belief that its operations should be directed to the benefit of the Clients, HGK hereby adopts the following general principles to guide the actions of its employees, officers and directors:


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        (1) The interests of the Clients are paramount. All of HGK's personnel must conduct themselves and their operations to give maximum effect to this tenet by conscientiously placing the interests of the Clients before their own.

        (2) All personal transactions in Securities by HGK's personnel must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such personnel with the interests of any Client.

        (3) All of HGK's personnel must avoid actions or activities that allow (or appear to allow) a person to profit or benefit from his or her position with respect to a Client or that otherwise bring into question the person's independence or judgment.

     GENERAL PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION

        o NO EMPLOYEE SHALL, IN CONNECTION WITH THE PURCHASE OR SALE, DIRECTLY OR INDIRECTLY, BY SUCH PERSON OF A SECURITY HELD OR TO BE ACQUIRED BY A CLIENT:

           o  EMPLOY ANY DEVICE, SCHEME, OR ARTIFICE TO DEFRAUD SUCH CLIENT;

           o MAKE TO SUCH CLIENT ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE TO SUCH CLIENT A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING;

           o ENGAGE IN ANY ACT, PRACTICE OR COURSE OF BUSINESS THAT WOULD OPERATE AS A FRAUD OR DECEIT UPON SUCH CLIENT; OR

           o  ENGAGE IN ANY MANIPULATIVE PRACTICE WITH RESPECT TO SUCH CLIENT.

     PROHIBITED PURCHASES AND SALES

        o  NO INVESTMENT PERSONNEL MAY ACQUIRE SECURITIES WHICH ARE PART OF AN
           IPO.

        o NO EMPLOYEE SHALL PURCHASE A SECURITY OFFERED IN A LIMITED OFFERING WITHOUT THE SPECIFIC, PRIOR WRITTEN APPROVAL OF THE CHIEF COMPLIANCE OFFICER.

     PRE-CLEARANCE OF TRANSACTIONS

        o EXCEPT AS PROVIDED BELOW, EACH EMPLOYEE MUST PRE-CLEAR EACH PROPOSED TRANSACTION IN A SECURITY WITH THE REVIEW OFFICER PRIOR TO PROCEEDING WITH THE TRANSACTION. NO TRANSACTION IN A SECURITY SHALL BE EFFECTED WITHOUT THE PRIOR APPROVAL OF THE REVIEW OFFICER. THE REVIEW OFFICER WILL CONSULT WITH THE APPROPRIATE PORTFOLIO MANAGER(S) TO DETERMINE WHETHER ANY SECURITY SOUGHT FOR PRE-CLEARANCE IS BEING CONSIDERED FOR PURCHASE OR SALE FOR ANY CLIENTS, OR IF THERE ARE ANY OTHER CIRCUMSTANCES INDICATING THAT A PERSONAL TRADE IN SUCH SECURITY MIGHT CREATE THE APPEARANCE OF A CONFLICT OF INTEREST. PRE-CLEARANCE OF A SECURITY TRANSACTION IS VALID FOR 48 HOURS.

        o  THE FOLLOWING TRANSACTIONS GENERALLY SHALL BE APPROVED BY THE REVIEW
           OFFICER:

           1. TRANSACTIONS WHICH APPEAR UPON REASONABLE INQUIRY AND INVESTIGATION TO PRESENT NO REASONABLE LIKELIHOOD OF HARM TO ANY CLIENT AND WHICH ARE


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              OTHERWISE IN ACCORDANCE WITH RULE 17J-1 OF THE 1940 ACT. SUCH
              TRANSACTIONS WOULD NORMALLY INCLUDE PURCHASES OR SALES OF UP TO 1,000 SHARES OF A SECURITY THAT IS BEING CONSIDERED FOR PURCHASE OR SALE BY A CLIENT (BUT NOT THEN BEING PURCHASED OR SOLD) IF THE ISSUER HAS A MARKET CAPITALIZATION OF OVER $1 BILLION.

           2. PURCHASE OR SALE OF A SECURITY THAT IS NOT ELIGIBLE FOR PURCHASE OR SALE BY A CLIENT AS DETERMINED BY REFERENCE TO THE 1940 ACT, OTHER APPLICABLE LAWS, RULES OR REGULATIONS, THE INVESTMENT OBJECTIVES AND POLICIES AND INVESTMENT RESTRICTIONS OF THE CLIENT AND ANY UNDERTAKINGS MADE TO REGULATORY AUTHORITIES.

           3. TRANSACTIONS THAT THE OFFICERS OF HGK, AS A GROUP AND AFTER CONSIDERATION OF ALL THE FACTS AND CIRCUMSTANCES, DETERMINE TO PRESENT NO REASONABLE LIKELIHOOD OF HARM TO A CLIENT.

        o IN DETERMINING WHETHER TO GRANT APPROVAL FOR THE PURCHASE OF A SECURITY OFFERED IN A LIMITED OFFERING, THE REVIEW OFFICER SHALL TAKE INTO ACCOUNT, AMONG OTHER FACTORS, WHETHER THE INVESTMENT OPPORTUNITY SHOULD BE RESERVED FOR A CLIENT, AND WHETHER THE OPPORTUNITY IS BEING OFFERED TO THE EMPLOYEE BY VIRTUE OF HIS OR HER POSITION WITH HGK.

        o EXCEPTIONS: THE PRE-CLEARANCE REQUIREMENT SHALL NOT APPLY TO THE FOLLOWING TRANSACTIONS UNLESS IN CONNECTION WITH A LIMITED OFFERING OR AN IPO:

           1. PURCHASE OR SALE OF A SECURITY OVER WHICH THE EMPLOYEE HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL.

           2. PURCHASE OR SALE OF A SECURITY THAT IS NON-VOLITIONAL ON THE PART OF THE EMPLOYEE, INCLUDING PURCHASE OR SALE UPON EXERCISE OF PUTS OR CALLS WRITTEN BY THE EMPLOYEE AND SALE FROM A MARGIN ACCOUNT PURSUANT TO A bona fide MARGIN CALL.

           3. PURCHASE OF A SECURITY THAT IS A PART OF AN AUTOMATIC REINVESTMENT PLAN, INCLUDING A DIVIDEND REINVESTMENT PROGRAM.

           4. PURCHASE OF A SECURITY EFFECTED UPON THE EXERCISE OF RIGHTS ISSUED BY AN ISSUER PRO RATA TO ALL HOLDERS OF A CLASS OF ITS SECURITIES, TO THE EXTENT SUCH RIGHTS WERE ACQUIRED FROM SUCH ISSUER, AND SALES OF SUCH RIGHTS SO ACQUIRED.

           NOTE: THESE EXCEPTIONS TO THE PRE-CLEARANCE REQUIREMENT SHALL NOT APPLY TO REQUESTS FOR APPROVAL TO PURCHASE A SECURITY IN AN IPO OR A LIMITED OFFERING.

REPORTING AND COMPLIANCE OBLIGATIONS

        o THE REVIEW OFFICER SHALL CREATE AND THEREAFTER MAINTAIN A LIST OF ALL EMPLOYEES.

        o EACH EMPLOYEE MUST DIRECT EACH BROKERAGE FIRM OR BANK AT WHICH THE EMPLOYEE MAINTAINS A SECURITIES ACCOUNT TO PROMPTLY SEND DUPLICATE COPIES OF SUCH PERSON'S ACCOUNT STATEMENT AND BROKERAGE CONFIRMATIONS PROMPTLY TO THE REVIEW OFFICER IN LIEU OF A QUARTERLY REPORT. COMPLIANCE WITH THIS PROVISION CAN BE EFFECTED BY THE


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           EMPLOYEE PROVIDING DUPLICATE COPIES OF ALL SUCH STATEMENTS AND
           CONFIRMATIONS DIRECTLY TO THE REVIEW OFFICER WITHIN TWO BUSINESS DAYS OF RECEIPT BY THE EMPLOYEE.

           o ANNUAL CERTIFICATION: EVERY EMPLOYEE SHALL CERTIFY ANNUALLY THAT HE OR SHE:

              o HAS RECEIVE AND READ THIS CODE OF ETHICS AND POLICIES AND PROCEDURES MANUAL;

              o  UNDERSTANDS THE POLICIES AND PROCEDURES IN THE CODE OF ETHICS;

              o RECOGNIZES THAT HE OR SHE IS SUBJECT TO SUCH POLICIES AND PROCEDURES IN THE CODE OF ETHICS;

              o  HAS FULLY COMPLIED WITH THE CODE OF ETHICS;

              o HAS FULLY DISCLOSED ANY EXCEPTIONS TO HIS OR HER COMPLIANCE WITH THE CODE OF ETHICS; AND,

              o HAS DISCLOSED AND REPORTED ALL PERSONAL SECURITIES TRANSACTIONS AND PERSONAL SECURITIES ACCOUNTS REQUIRED TO BE DISCLOSED OR REPORTED.

REPORTS

     o INITIAL HOLDINGS REPORTS: EVERY EMPLOYEE MUST PROVIDE TO THE REVIEW OFFICER A COMPLETE LISTING OF ANY SECURITY (INCLUDING THE NUMBER OF SHARES OF SUCH SECURITY) OWNED BY SUCH PERSON, AS WELL AS ALL PERSONAL SECURITIES ACCOUNTS, WITHIN TEN DAYS OF BECOMING AN EMPLOYEE. SUCH REPORTS NEED NOT SHOW TRANSACTIONS EFFECTED FOR, OR SECURITIES HELD IN, PERSONAL SECURITIES ACCOUNTS OVER WHICH THE PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL.

     o ANNUAL HOLDINGS REPORTS: ON AN ANNUAL BASIS, EACH EMPLOYEE MUST SUBMIT TO THE REVIEW OFFICER A LISTING OF ALL SECURITIES BENEFICIALLY OWNED BY SUCH PERSON, AS WELL AS ALL PERSONAL SECURITIES ACCOUNTS. THE LIST MUST BE CURRENT AS OF A DATE NO MORE THAN 30 DAYS BEFORE THE REPORT IS SUBMITTED AND MUST BE RECEIVED WITHIN 30 DAYS OF THE END OF THE CALENDAR YEAR. SUCH REPORTS NEED NOT SHOW TRANSACTIONS EFFECTED FOR, OR SECURITIES HELD IN, PERSONAL SECURITIES ACCOUNTS OVER WHICH THE PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL.

     o  QUARTERLY REPORTS:

              o IN THE EVENT THE EMPLOYEE HAS NO REPORTABLE ITEMS DURING THE QUARTER, THE REPORT SHOULD BE SO NOTED AND RETURNED SIGNED AND DATED.

              o EACH EMPLOYEE SHALL REPORT ALL TRANSACTIONS IN SECURITIES IN WHICH THE PERSON HAS, OR BY REASON OF SUCH TRANSACTION ACQUIRES, ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP. REPORTS SHALL BE FILED WITH THE REVIEW OFFICER QUARTERLY. EACH EMPLOYEE MUST ALSO REPORT ANY PERSONAL SECURITIES ACCOUNTS ESTABLISHED DURING THE QUARTER. THE REVIEW OFFICER SHALL SUBMIT CONFIDENTIAL QUARTERLY REPORTS WITH RESPECT TO HIS


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OWN PERSONAL SECURITIES TRANSACTIONS TO AN OFFICER DESIGNATED TO RECEIVE HIS OR
HER REPORTS, WHO SHALL ACT IN ALL RESPECTS IN THE MANNER PRESCRIBED HEREIN FOR THE REVIEW OFFICER. SUCH REPORTS NEED NOT SHOW (1) TRANSACTIONS EFFECTED FOR, OR SECURITIES HELD IN, PERSONAL SECURITIES ACCOUNTS WHICH THE PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OR (2) TRANSACTIONS EFFECTED PURSUANT
TO AN AUTOMATIC INVESTMENT PLAN.

              o AN EMPLOYEE NEED NOT SUBMIT A QUARTERLY REPORT IF THE REPORT WOULD DUPLICATE INFORMATION IN BROKER TRADE CONFIRMATIONS OR ACCOUNT STATEMENTS RECEIVED BY THE REVIEW OFFICER, PROVIDED THAT ALL REQUIRED INFORMATION IS CONTAINED IN THE BROKER TRADE CONFIRMATIONS OR ACCOUNT STATEMENTS AND IS RECEIVED BY THE REVIEW OFFICER NO LATER THAN TEN DAYS AFTER THE END OF THE CALENDAR QUARTER.

              o EVERY REPORT SHALL BE MADE NO LATER THAN 10 DAYS AFTER THE END OF THE CALENDAR QUARTER IN WHICH THE TRANSACTION TO WHICH THE REPORT RELATES WAS EFFECTED, AND SHALL CONTAIN THE FOLLOWING
                 INFORMATION: o THE DATE OF THE TRANSACTION, THE TITLE ,THE EXCHANGE TICKER SYMBOL OR CUSIP NUMBER, IF APPLICABLE, THE INTEREST RATE AND MATURITY (IF APPLICABLE), THE NUMBER OF SHARES AND PRINCIPAL AMOUNT OF EACH SECURITY INVOLVED;

              o THE NATURE OF THE TRANSACTION (I. E. , PURCHASE, SALE OF ANY OTHER TYPE OF ACQUISITION OR DISPOSITION);

              o  THE PRICE THE SECURITY AT WHICH THE TRANSACTION WAS EFFECTED;

              o THE NAME OF THE BROKER, DEALER OR BANK WITH OR THROUGH WHOM THE TRANSACTION WAS EFFECTED;

              o  THE DATE THE REPORT IS SUBMITTED BY THE EMPLOYEE; AND

              o WITH RESPECT TO ANY PERSONAL SECURITIES ACCOUNT ESTABLISHED DURING THE QUARTER, THE BROKER, DEALER OR BANK WITH WHOM THE ACCOUNT WAS ESTABLISHED, AND THE DATE THE ACCOUNT WAS ESTABLISHED.

     o ANY OF THESE REPORTS MAY CONTAIN A STATEMENT THAT THE REPORT SHALL NOT BE CONSTRUED AS AN ADMISSION BY THE PERSON MAKING SUCH REPORT THAT HE HAS ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITY TO WHICH THE REPORT RELATES.

     o EVERY EMPLOYEE SHALL REPORT THE NAME OF ANY PUBLICLY-TRADED COMPANY (OR ANY COMPANY ANTICIPATING A PUBLIC OFFERING OF ITS EQUITY SECURITIES) AND THE TOTAL NUMBER OF ITS SHARES BENEFICIALLY OWNED BY HIM OR HER IF SUCH TOTAL OWNERSHIP IS MORE THAN 1/2 OF 1 % OF HGK'S OUTSTANDING SHARES.


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        o  EVERY EMPLOYEE WHO OWNS SECURITIES ACQUIRED IN A LIMITED OFFERING
           SHALL DISCLOSE SUCH OWNERSHIP TO THE REVIEW OFFICER IF SUCH PERSON IS INVOLVED IN ANY SUBSEQUENT CONSIDERATION OF AN INVESTMENT IN THE ISSUER BY A CLIENT. HGK'S DECISION TO RECOMMEND THE PURCHASE OF SUCH ISSUER'S SECURITIES TO A CLIENT WILL BE SUBJECT TO INDEPENDENT REVIEW BY INVESTMENT PERSONNEL WITH NO PERSONAL INTEREST IN THE ISSUER.

     REVIEW AND ENFORCEMENT

        o THE REVIEW OFFICER'S DUTIES AND RESPONSIBILITIES. THE REVIEW OFFICER SHALL NOTIFY EACH PERSON WHO BECOMES AN EMPLOYEE AND WHO IS REQUIRED UNDER THIS CODE OF ETHICS TO PROVIDE REPORTS, OF HIS OR HER REPORTING REQUIREMENTS NO LATER THAN TEN DAYS BEFORE THE FIRST QUARTER IN WHICH SUCH PERSON IS REQUIRED TO BEGIN REPORTING.

        o THE REVIEW OFFICER WILL, ON A QUARTERLY BASIS, COMPARE ALL PRE-CLEARANCE CONFIRMATIONS, ACCOUNT STATEMENTS AND OTHER REPORTS RECEIVED WITH A LIST OF SECURITIES BEING CONSIDERED FOR PURCHASE OR SALE ON BEHALF OF ANY CLIENT TO DETERMINE WHETHER A VIOLATION OF THIS CODE OF ETHICS MAY HAVE OCCURRED. THE REVIEW OFFICER WILL PREPARE A REPORT EACH QUARTER FOR THE CHIEF COMPLIANCE OFFICER'S REVIEW. ANOTHER SENIOR OFFICER WILL BE DESIGNATED TO REVIEW ANY PERSONAL TRADING ACTIVITY BY THE CHIEF COMPLIANCE OFFICER.

        o BEFORE DETERMINING THAT A PERSON HAS VIOLATED THE CODE OF ETHICS, THE REVIEW OFFICER SHALL GIVE SUCH PERSON AN OPPORTUNITY TO SUPPLY ADDITIONAL EXPLANATORY MATERIAL. IF THE REVIEW OFFICER DETERMINES THAT A VIOLATION HAS OCCURRED, OR BELIEVES THAT A CODE VIOLATION MAY HAVE OCCURRED, THE REVIEW OFFICER MUST SUBMIT A WRITTEN REPORT REGARDING THE POSSIBLE VIOLATION, TOGETHER WITH ANY CONFIRMATIONS, ACCOUNT STATEMENTS OR OTHER REPORTS AND ANY ADDITIONAL EXPLANATORY MATERIAL PROVIDED BY THE EMPLOYEE, TO THE EMPLOYEE'S PRIMARY SUPERVISOR, THE CHIEF COMPLIANCE OFFICER AND LEGAL COUNSEL FOR HGK, WHO SHALL MAKE AN INDEPENDENT DETERMINATION AS TO WHETHER A VIOLATION HAS OCCURRED. IF THE PRIMARY SUPERVISOR IS UNABLE TO REVIEW THE TRANSACTION, THE ALTERNATE SUPERVISOR SHALL ACT IN ALL RESPECTS IN THE MANNER PRESCRIBED HEREIN FOR THE PRIMARY SUPERVISOR.

        o IF THE PRIMARY OR ALTERNATE SUPERVISOR FINDS THAT A VIOLATION HAS OCCURRED, THE SUPERVISOR IN CONSULTATION WITH THE CHIEF COMPLIANCE OFFICER SHALL IMPOSE UPON THE INDIVIDUAL SUCH SANCTIONS AS HE OR SHE DEEMS APPROPRIATE.

     ANNUAL WRITTEN REPORTS TO THE BOARDS

        o HGK WILL PROVIDE AN ANNUAL WRITTEN REPORT (THE "ANNUAL REPORT") TO BOTH THE HGK BOARD AND THE BOARD OF DIRECTORS OF THE MUTUAL FUND (THE "MUTUAL FUND BOARD") AS FOLLOWS:

           o ISSUES ARISING UNDER THE CODE OF ETHICS. THE REPORTS MUST DESCRIBE ANY ISSUE(S) THAT AROSE DURING THE PREVIOUS YEAR UNDER THE CODE OF ETHICS, INCLUDING ANY MATERIAL VIOLATIONS, AND ANY RESULTING


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              SANCTION(S). HGK MAY REPORT TO THE HGK BOARD AND THE MUTUAL FUND
              BOARD MORE FREQUENTLY AS IT DEEMS NECESSARY OR APPROPRIATE AND SHALL DO SO AS REQUESTED BY THE HGK BOARD AND THE MUTUAL FUND BOARD.

           o CERTIFICATION. EACH REPORT MUST BE ACCOMPANIED BY A CERTIFICATION TO THE HGK BOARD AND THE MUTUAL FUND BOARD THAT HGK HAS ADOPTED PROCEDURES REASONABLY NECESSARY TO PREVENT ITS EMPLOYEES FROM VIOLATING THIS CODE OF ETHICS.

     RECORDKEEPING

        o HGK SHALL MAINTAIN RECORDS SET FORTH BELOW. THESE RECORDS WILL BE MAINTAINED IN ACCORDANCE WITH THE 1940 ACT AND THE FOLLOWING REQUIREMENTS. THEY WILL BE AVAILABLE FOR EXAMINATION BY REPRESENTATIVES OF THE SEC AND OTHER REGULATORY AGENCIES.

           o A COPY OF THIS CODE OF ETHICS AND ANY OTHER CODE OF ETHICS ADOPTED BY HGK UNDER RULE L7J-L OF THE 1940 ACT, WHICH IS, OR AT ANY TIME WITHIN THE PAST FIVE YEARS HAS BEEN, IN EFFECT SHALL BE PRESERVED IN AN EASILY ACCESSIBLE PLACE.

           o A RECORD OF ANY VIOLATION OF THE CODE OF ETHICS AND ANY ACTION TAKEN AS A RESULT OF SUCH VIOLATION WILL BE PRESERVED IN AN EASILY ACCESSIBLE PLACE FOR A PERIOD OF AT LEAST FIVE YEARS FOLLOWING THE END OF THE FISCAL YEAR IN WHICH THE VIOLATION OCCURRED.

           o A COPY OF EACH QUARTERLY REPORT, INITIAL HOLDINGS REPORT, AND ANNUAL HOLDINGS REPORT SUBMITTED IN ACCORDANCE WITH THE CODE OF ETHICS, INCLUDING ANY INFORMATION PROVIDED IN LIEU OF ANY SUCH REPORTS MADE UNDER THE CODE OF ETHICS, WILL BE PRESERVED FOR A PERIOD OF AT LEAST FIVE YEARS FROM THE END OF THE FISCAL YEAR ON WHICH ITS MADE, FOR THE FIRST TWO YEARS IN AN EASILY ACCESSIBLE PLACE.

           o A RECORD OF ALL PERSONS, CURRENTLY OR WITHIN THE PAST FIVE YEARS, WHO ARE OR WERE REQUIRED TO SUBMIT REPORTS UNDER THE CODE OF ETHICS, OR WHO ARE OR WERE RESPONSIBLE FOR REVIEWING THESE REPORTS, WILL BE MAINTAINED IN AN EASILY ACCESSIBLE PLACE.

           o A COPY OF EACH ANNUAL REPORT REQUIRED BY THE CODE OF ETHICS MUST BE MAINTAINED FOR AT LEAST FIVE YEARS FROM THE END OF THE FISCAL YEAR IN WHICH IT IS MADE, FOR THE FIRST TWO YEARS IN AN EASILY ACCESSIBLE PLACE.

           o A RECORD OF ANY DECISION, AND THE REASONS SUPPORTING THE DECISION, TO APPROVE THE ACQUISITION OF SECURITIES ACQUIRED IN AN IPO OR A LIMITED OFFERING, FOR AT LEAST FIVE YEARS AFTER THE END OF THE FISCAL YEAR IN WHICH THE APPROVAL IS GRANTED.


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MISCELLANEOUS

           o CONFIDENTIALITY. ALL REPORTS AND OTHER CONFIRMATIONS AND REPORTS OF SECURITIES TRANSACTIONS, AND OTHER INFORMATION FILED WITH HGK PURSUANT TO THIS CODE OF ETHICS, SHALL BE TREATED AS CONFIDENTIAL, PROVIDED SUCH REPORTS AND INFORMATION MAY BE PRODUCED TO THE SEC AND OTHER REGULATORY AGENCIES.

           o INTERPRETATION OF PROVISIONS. HGK MAY FROM TIME TO TIME ADOPT SUCH INTERPRETATIONS OF THIS CODE OF ETHICS AS IT DEEMS APPROPRIATE.

           o COMPLIANCE CERTIFICATION. WITHIN TEN DAYS OF BECOMING AN EMPLOYEE OF HGK, AND EACH YEAR THEREAFTER, EACH SUCH PERSON MUST COMPLETE THE COMPLIANCE CERTIFICATION.

2.4 GIFTS AND ENTERTAINMENT

BACKGROUND AND RATIONALE

     The receipt or giving of gifts, and the receipt or provision of business entertainment, in the form of social events, hospitality events, charitable events, sports events, meals or leisure activities ("BUSINESS ENTERTAINMENT"), present the potential for creating conflicts of interest. At the same time, such activities may in appropriate circumstances be useful means for building and maintaining relationships with Clients, vendors and other persons or companies with whom HGK does business. Accordingly, it is appropriate that reasonable limits be placed on these activities, and that due consideration should be given and in some cases disclosures should be made to avoid the appearance of conflict. Lavish events, i.e., those that would appear to the average person as extravagant or would otherwise present the appearance of a conflict of interest, should be avoided. In some cases it may be appropriate for spouses to be included in the event. It is recognized that some events, such as golf outings, fishing or other sporting events, a meal and theater tickets, may be expensive without being lavish or extravagant.

     In addition, the Labor Management Reporting and Disclosure Act of 1959 (the "LMRDA") imposes certain disclosure and record-keeping obligations upon advisers in connection with providing gifts or Business Entertainment to any labor union, union officials, union employees or pension plan trustees appointed by a union (collectively, "UNION REPRESENTATIVES"), unless such gifts or Business Entertainment do not exceed certain thresholds. Since our Clients include Taft-Hartley funds, we will need to file annual statements on Form LM-10 with the United States Department of Labor ("DOL") to the extent that we provide Business Entertainment or gifts to Union Representatives and must comply with certain record-keeping obligations.

POLICIES AND PROCEDURES - GENERAL


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     o  EMPLOYEES MAY NOT ACCEPT GIFTS OF CASH OR CASH EQUIVALENTS IN CONNECTION
        WITH THEIR EMPLOYMENT AT HGK, OR ANY OTHER GIFTS VALUED IN EXCESS OF
        $100.

     o EMPLOYEES MAY ATTEND OR PROVIDE MEALS, ENTERTAINMENT OR SPORTING EVENTS, BUT SHOULD AVOID ANY LAVISH OR EXTRAVAGANT MEALS OR EVENTS, WHICH WOULD PRESENT THE APPEARANCE OF A CONFLICT OF INTEREST OR AN ATTEMPT TO EXERT UNDUE INFLUENCE.

     o EMPLOYEES MAY NOT ACCEPT OR PROVIDE AIRFARE OR OTHER FORMS OF AIR TRANSPORTATION FOR ATTENDANCE AT ANY SUCH EVENTS.

     o NORMALLY, EMPLOYEES SHOULD NOT PROVIDE TICKETS TO AN EVENT UNLESS (A) AN HGK EMPLOYEE IS PRESENT OR (B) THE TICKETS WERE OWNED BY HGK OR AN EMPLOYEE AS PART OF A SEASON TICKET PACKAGE. IN THE EVENT OF CIRCUMSTANCES WHERE THIS IS NOT POSSIBLE OR FEASIBLE, THE CHIEF COMPLIANCE OFFICER SHOULD BE NOTIFIED.

     o SPECIAL CONSIDERATIONS MAY APPLY TO EVENTS ACCOMPANIED BY A CONFERENCE OR BUSINESS MEETING. IN SUCH CASES THE EMPLOYEE SHOULD CONSULT THE CHIEF COMPLIANCE OFFICER FOR GUIDANCE.

POLICIES AND PROCEDURES -- LMRDA COMPLIANCE

     o HGK SHALL FILE A REPORT WITH THE DOL ON FORM LM-10 WITHIN 90 DAYS OF THE CONCLUSION OF OUR FISCAL YEAR IF ANY OF OUR EMPLOYEES HAVE PROVIDED GIFTS OR BUSINESS ENTERTAINMENT TO ANY UNION REPRESENTATIVE DURING SUCH FISCAL YEAR WHICH, IN THE AGGREGATE, EXCEEDS $250. IN COMPUTING THE $250 REQUIREMENT, EACH SEPARATE GIFT OR BUSINESS ENTERTAINMENT SHALL BE AGGREGATED FOR PURPOSES OF CALCULATION WHETHER A UNION OFFICIAL HAS RECEIVED IN EXCESS OF $250.

     o FORM LM-10 SHALL BE SIGNED BY THE PRESIDENT AND CONTAIN THE FOLLOWING WITH RESPECT TO EACH UNION REPRESENTATIVE PROVIDED WITH GIFTS OR BUSINESS ENTERTAINMENT IN EXCESS OF $250 DURING SUCH FISCAL YEAR: (1) THE DATE AND AMOUNT OF EACH PAYMENT; (2) THE NAME, ADDRESS AND POSITION OF EACH PERSON TO WHOM BUSINESS ENTERTAINMENT OR A GIFT WAS FURNISHED; AND (3) AN EXPLANATION OF THE CIRCUMSTANCES OF EACH PAYMENT MADE.

     o RECORD-KEEPING: SECTION 206 OF THE LMRDA REQUIRES ALL INDIVIDUALS OBLIGATED TO FILE REPORTS ON FORM LM-10 TO MAINTAIN APPLICABLE RECORDS RELATING TO THE FURNISHING OF GIFTS OR BUSINESS ENTERTAINMENT TO UNION REPRESENTATIVES, INCLUDING VOUCHERS, WORKSHEETS AND RECEIPTS, FOR A PERIOD OF AT LEAST FIVE YEARS AFTER SUCH REPORTS HAVE BEEN FILED.

PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL EMPLOYEES.

RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

2.5 OUTSIDE EMPLOYMENT, DIRECTORSHIPS AND OTHER BUSINESS ACTIVITIES

BACKGROUND AND RATIONALE

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     Outside employment, directorships and other business activities of advisory personnel present special considerations to deal with avoiding actual or potential conflicts of interest. Some such activities may be perfectly appropriate and present no conflicts with the business or Clients of HGK. Nevertheless, all such arrangements should be carefully considered, and some restrictions on the nature and degree of such activities may be imposed.

POLICIES AND PROCEDURES

     o OUTSIDE EMPLOYMENT AT A BROKER DEALER IS PROHIBITED, AND DIRECTORSHIPS OR OTHER BUSINESS ACTIVITIES ARE PERMITTED ONLY WITH THE PERMISSION OF THE CHIEF COMPLIANCE OFFICER.

     o THE CHIEF COMPLIANCE OFFICER WILL REVIEW THE PROPOSED ACTIVITY AND WILL GIVE PERMISSION FOR THE ACTIVITY ONLY BE GIVEN WHEN THERE IS NO CONFLICT OF INTEREST, OR UNDER CONDITIONS THAT ELIMINATE ANY SUCH CONFLICTS

     o PERMISSIONS TO ENGAGE IN OUTSIDE DIRECTORSHIPS OR OTHER BUSINESS ACTIVITIES WILL BE DOCUMENTED IN THE EMPLOYEE'S PERSONNEL FILE.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL EMPLOYEES.

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

2.6  EMPLOYMENT BY MULTIPLE REGISTERED INVESTMENT ADVISERS.

     If an employee of the Company is employed by and/or is a consultant to one or more registered investment advisors that are not (i) wholly and/or (ii) principally and/or (iii) majority owned by the Company (collectively, the "NON-COMPANY"), then that employee shall be subject to certain rules and restrictions.

     If a consultant of the Company is employed by and/or is a consultant to one or more non-Companies , then the Company shall direct that the consultant take certain actions to ensure that all of its compliance measures are followed and the appropriate controls are put into place. The consultant and Company shall agree as to the specific compliance procedures, including following the regulations of this manual, based upon the activity and scope of work of the consultant. If the employee comes into material non-public information through its employment at the non-Company, then they must report any such information to the Company's Chief Compliance Officer and its purchases of any such security must be restricted accordingly.

POLICIES AND PROCEDURES

     o IF AN EMPLOYEE TRADES MARKETABLE SECURITIES AND/OR HAS THE ABILITY OF DIRECTING TRADES THEN THE CHIEF COMPLIANCE OFFICER MAY REQUEST THE EMPLOYEE SUBMIT, WITH THE CLIENTS' NAMES REMOVED, ALL SECURITIES TRADES MADE AT THE NON-COMPANY TO THE CHIEF COMPLIANCE OFFICER UPON THE CLOSE OF EVERY MONTH; AT WHICH TIME THE CHIEF COMPLIANCE OFFICER SHALL EXAMINE THE TRADING ACTIVITY OF THE EMPLOYEE AT THE NON-


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        COMPANY AND CROSS CHECK IT TO THE COMPANY TRADES. IF THERE IS
        SUBSTANTIALLY SIMILAR ACTIVITY THAT IS OF A PROPRIETARY NATURE AND CANNOT BE SUBSTANTIATED IN WRITING BY THE EMPLOYEE, THE COMPANY WILL ASK THE EMPLOYEE TO CEASE FROM TRADING IN THE COMPANY'S ACCOUNTS.

     o REGARDLESS OF HIS OR HER ACTIVITY AT THE NON-COMPANY, IF THE EMPLOYEE HAS NO SUBSTANTIAL CONNECTION AND/OR NEXUS AND/OR INVOLVEMENT WITH THE TRADING OF MARKETABLE SECURITIES AT THE COMPANY THE EMPLOYEE SHALL (I) NOT HAVE ACCESS TO THE COMPANY'S TRADING PLATFORM AND/OR ANY OTHER CURRENT TO-DATE PROPRIETARY INFORMATION THAT WOULD IMPACT THE EMPLOYEE'S DECISION TO PURCHASE A CERTAIN SECURITY; AND/OR (II) DELIVER TO THE COMPANY AT THE END OF EVERY CALENDAR QUARTER, AN AFFIRMATIVE STATEMENT THAT THE EMPLOYEE HAS NEITHER ENGAGED IN NOR BEEN PRIVY TO ANY OF THE COMPANY'S PROPRIETARY TRADING ACTIVITY OR PROPRIETARY INFORMATION. IF THE EMPLOYEE LEARNS OF ANY MATERIAL NON-PUBLIC INFORMATION THROUGH ITS EMPLOYMENT AT THE COMPANY, THEN HE OR SHE MUST REPORT SUCH INFORMATION TO THE COMPANY'S CHIEF COMPLIANCE OFFICER AND HIS OR HER PURCHASES OF ANY SUCH SECURITY MUST BE RESTRICTED ACCORDINGLY. IN CONNECTION WITH THE FOREGOING, THE EMPLOYEE SHALL NOT HAVE ACCESS TO THE COMPANY'S TRADING SYSTEM AND WILL HAVE SEPARATE OFFICE AND/OR BE PHYSICALLY SEPARATED FROM TRADING ACTIVITY.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL EMPLOYEES.

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

2.7 AVOIDING CONFLICTS OF INTEREST IN ERISA ACCOUNTS

     Other considerations may apply in particular circumstances, for example, when dealing with representatives of Clients with Taft-Hartley funds. These considerations and procedures are described in the Code of Ethics, and all employees must adhere to these restrictions and procedures.

     This policy statement sets forth guidelines to follow whenever HGK solicits portfolio management business from a pension or benefit plan (hereafter, a "PLAN"), when an employee of HGK is related to a trustee or other fiduciary of a Plan whose account that employee may solicit, or whose account may be managed in part or in whole by that employee, or when there are other circumstances where it is imperative to avoid any conflict of interest issues.

     It is important to recognize at the outset that in addition to eliminating any actual conflict of interest, every precaution should be taken to avoid even the APPEARANCE of such a conflict. The appearance of a conflict, even when an actual conflict does not exist, can trigger further inquiries by regulators, such as the DOL, and other government agencies. It is also important that the steps taken to avoid a conflict and the appearance of a conflict be appropriately documented, so that in the event there is an
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     adequately protected and its BONA FIDE efforts to avoid conflict can be easily demonstrated.

     The principal procedural steps that should be undertaken to avoid conflict of interest issues are:

     o THE TRUSTEE OR OTHER FIDUCIARY WHO IS RELATED TO THE EMPLOYEE MUST RECUSE HIMSELF OR HERSELF FROM ANY DELIBERATION, DISCUSSION OR DECISION-MAKING ON WHETHER HGK SHOULD BE ENGAGED TO MANAGE A PORTFOLIO FOR A PLAN. FOR THE PROTECTION OF BOTH THE PLAN AND HGK, THIS RECUSAL SHOULD BE REFLECTED IN THE MINUTES OF THE MEETINGS OF SUCH PLAN'S TRUSTEES AT WHICH THE PROPOSAL IS PRESENTED AND CONSIDERED, AND SHOULD BE COMMUNICATED TO HGK, EITHER THROUGH A COPY OF THE RELEVANT PORTION OF THE MINUTES, OR BY SEPARATE COMMUNICATION FROM SUCH PLAN OR ITS ATTORNEYS.

     o THE REMAINING TRUSTEES OR OTHER FIDUCIARIES, AND ANY PROFESSIONALS A PLAN HAS ENGAGED TO EVALUATE THE PROPOSAL, MUST BE INFORMED OF THE NATURE OF THE RELATIONSHIP AND THE EMPLOYEE'S DUTIES, IF ANY, WITH RESPECT TO SUCH PLAN'S PORTFOLIO. AGAIN, FOR THE PROTECTION OF BOTH THE PLAN AND HGK, THE FACT THAT THE REMAINING TRUSTEES OR OTHER FIDUCIARIES AND THEIR PROFESSIONALS HAVE BEEN SO INFORMED SHOULD BE REFLECTED IN THE MINUTES AND COMMUNICATED TO HGK THROUGH ONE OR MORE OF THE MEANS DESCRIBED ABOVE.

     o HGK SHOULD OBTAIN ASSURANCE THAT NO PART OF THE FEES PAID TO HGK OR THE COMPENSATION PAID TO THE EMPLOYEE WILL BE PAID, DIRECTLY OR INDIRECTLY, TO ANY TRUSTEE, OFFICER OR OTHER FIDUCIARY OF A PLAN. WHERE FEASIBLE, A PROVISION TO THIS EFFECT SHOULD BE INCLUDED IN THE EMPLOYEE'S CONTRACT WITH HGK. WHERE THIS IS NOT FEASIBLE, OR WHEN THE CONTRACT IS ALREADY IN EXISTENCE AND CANNOT BE CHANGED, HGK SHOULD OBTAIN A CERTIFICATION OR ATTESTATION FROM THE EMPLOYEE THAT HE OR SHE HAS NOT AND WILL NOT PAY OR PROMISE TO PAY, ANY PORTION OF THE FEES PAYABLE TO HGK, OR OF THE EMPLOYEE'S COMPENSATION, DIRECTLY OR INDIRECTLY, TO ANY TRUSTEE, OFFICER OR OTHER FIDUCIARY OF SUCH PLAN. THE EMPLOYEE'S CONTRACT SHOULD PROVIDE FOR TERMINATION IF THE EMPLOYEE TRANSFERS ANYTHING OF VALUE DIRECTLY OR INDIRECTLY TO ANY FIDUCIARY OF THE PLAN IN QUESTION, AND THAT THE EMPLOYEE WILL BE HELD LIABLE TO HGK FOR ANY DAMAGES IT SUFFERS INCLUDING ANY ATTORNEYS' FEES AND LITIGATION COSTS INCURRED IF THE EMPLOYEE EFFECTS SUCH A TRANSFER. BECAUSE OF THE VARIABLE NATURE OF FAMILIAL RELATIONSHIPS, PARTICULARLY WHEN FAMILY MEMBERS ENGAGE IN INVESTMENT OR BUSINESS TRANSACTIONS TOGETHER, IT IS IMPORTANT TO SCRUPULOUSLY AVOID ANY SUGGESTION OR APPEARANCE THAT THE EMPLOYEE HAS ENGAGED IN ANY TRANSACTION WITH ANY TRUSTEE, OFFICER OR OTHER FIDUCIARY (INCLUDING BUT NOT LIMITED TO HIS OR HER RELATIVE) THAT COULD BE CONSIDERED A PAYMENT OR TRANSFER OF ANYTHING OF VALUE IN RETURN FOR THE ACQUISITION OF SUCH PLAN'S PORTFOLIO.

     o THE COMPENSATION TO BE PAID TO HGK'S EMPLOYEE SHOULD BE REFLECTED IN A DETAILED EMPLOYMENT CONTRACT, THE TERMS OF WHICH SHOULD BE SIMILAR IN SCOPE AND COMPENSATION LEVEL WITH OTHER EMPLOYEES SIMILARLY SITUATED,
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        IN THE INDUSTRY. FOR EXAMPLE, THE EMPLOYEE'S BASE COMPENSATION SHOULD
        BE COMMENSURATE WITH THAT OF OTHER EMPLOYEES WITH SIMILAR EXPERIENCE AND RESPONSIBILITIES, AND ANY ADDITIONAL COMPENSATION SUCH AS BONUSES, COMMISSIONS OR FINDER'S FEES SHOULD BE INCLUDED ONLY IF THEY ARE SIMILAR TO OTHER EMPLOYEES WITHIN HGK AND IN THE INDUSTRY.

     Other factors that can and will be considered by the DOL, other regulators or other government offices in evaluating whether a conflict or appearance of a conflict exists include:

     o WHETHER THE EMPLOYEE HAS THE EDUCATIONAL AND/OR WORK EXPERIENCE THAT SPECIFICALLY QUALIFIES HIM OR HER TO PERFORM THE DUTIES FOR THE POSITION FOR WHICH HGK HAS ENGAGED HIM OR HER. SUCH EDUCATION AND EXPERIENCE MIGHT INCLUDE SALES, MARKETING, OPERATIONS, COMPLIANCE, ACCOUNTING, LEGAL OR OTHER RELEVANT AREAS. IF THE EMPLOYEE WILL BE PERFORMING ANY CONTINUING DUTIES WITH RESPECT TO THE PLAN IN QUESTION, IT WOULD BE IMPORTANT TO DISCLOSE THE EMPLOYEE'S BACKGROUND AND EXPERIENCE, PARTICULARLY IN THE INVESTMENT FIELD, WHETHER HE HAS ANY PRIOR HISTORY WORKING FOR SUCH PLAN OR ANY UNION ASSOCIATED WITH SUCH PLAN, THE NATURE OF ANY RELATIONSHIP HE OR SHE HAS TO ANY OF THAT PLAN'S (OR UNION'S) TRUSTEES OR OFFICERS, AND THE NATURE OF HIS OR HER EMPLOYMENT WITH HGK.

     o WHETHER THE EMPLOYEE HAS OTHER RESPONSIBILITIES WITH RESPECT TO SOLICITING AND/OR MANAGING OTHER PORTFOLIOS. THIS IS IMPORTANT TO SHOW THAT THE EMPLOYEE IS NOT DEDICATED SOLELY OR DISPROPORTIONATELY TO SOLICITING AND/OR MANAGING THE PORTFOLIO OF THE PLAN IN QUESTION. HGK AND THE EMPLOYEE SHOULD DOCUMENT HIS OR HER ACTIVITIES WITH RESPECT TO ALL CLIENTS OR POTENTIAL CLIENTS ON WHOSE ACCOUNTS ON WHICH THE PROSPECTIVE EMPLOYEE WORKS, TO ESTABLISH THAT HE OR SHE HAS THE SAME DUTIES AND OBLIGATIONS FOR OTHER CLIENTS THAT HE OR SHE HAS TOWARD THE PLAN IN QUESTION AND THAT THOSE DUTIES AND OBLIGATIONS ARE SHARED BY OTHER EMPLOYEES AND MANAGERS AT HGK IN ACCORDANCE WITH THE USUAL PRACTICE. THERE SHOULD BE A PERIODIC REVIEW OF THE EMPLOYEE'S ACTIVITIES WITH ALL CLIENTS, PARTICULARLY REGARDING THE PLAN IN QUESTION, TO ENSURE THEY ARE ALL APPROPRIATE AND RELATED TO FURTHERING THE INTERESTS OF SUCH PLAN AND ITS PARTICIPANTS.

     o WHETHER THE PROCESS FOLLOWED BY A PLAN IN CONNECTION WITH THE PROPOSAL IS CONSISTENT WITH ITS NORMAL PRACTICE WITH RESPECT TO THE SELECTION OF INVESTMENT MANAGERS GENERALLY. FOR EXAMPLE, IF A PLAN NORMALLY OBTAINS THE ADVICE OF INDEPENDENT ADVISERS OR CONSULTANTS WITH RESPECT TO THE SELECTION OF INVESTMENT MANAGERS, THE PROPOSAL SHOULD BE PRESENTED CONSISTENTLY WITH THEIR NORMAL PROCEDURE, AND HGK SHOULD OBTAIN THE RECOMMENDATION OF THE INDEPENDENT ADVISERS OR CONSULTANTS. SIMILARLY, IF A PLAN NORMALLY CONSIDERS ALLOCATION OF PORTIONS OF ITS PORTFOLIOS AT A PARTICULAR TIME OF YEAR OR IN A PARTICULAR MANNER, ANY DEVIATION FROM THESE NORMS CAN TRIGGER FURTHER INQUIRY ABOUT THE NATURE OF THE RELATIONSHIP.

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     o  WHETHER THE FEE STRUCTURE IN THE PROPOSAL IS CONSISTENT WITH BOTH HGK'S
        AND SUCH PLAN'S NORMAL FEE STRUCTURES. IN THE CASE OF HGK, THE PROPOSED FEE STRUCTURE SHOULD BE CONSISTENT WITH THE FEES HGK CHARGES OTHER PLANS FOR SIMILAR PORTFOLIOS. IN THE CASE OF A PLAN, ANY INDICATION THAT A PLAN IS AGREEING TO A FEE STRUCTURE HIGHER THAN THAT OF ITS OTHER INVESTMENT MANAGERS MUST BE SUBSTANTIALLY JUSTIFIED BECAUSE IT (1) WILL LIKELY RAISE SUSPICION AND (2) CAN TRIGGER FURTHER INQUIRY BY THE DOL OR OTHER GOVERNMENTAL OFFICE.

     o WHETHER HGK'S PERFORMANCE ON BEHALF OF OTHER, SIMILAR PORTFOLIOS PROVIDES ADEQUATE BASIS FOR A PLAN'S TRUSTEES TO AWARD A PORTION OF ITS PORTFOLIO TO HGK. ANY SUGGESTION THAT A PLAN HAS AWARDED A PORTION OF ITS PORTFOLIO MANAGEMENT TO A FIRM WITH SUBSTANTIALLY LOWER PERFORMANCE RESULTS THAN ITS OTHER INVESTMENT MANAGERS WILL SIMILARLY APPEAR SUSPICIOUS AND CAN TRIGGER AN INQUIRY.

     o BEARING THESE FACTORS IN MIND, THERE ARE A VARIETY OF MEANS FOR ENSURING THAT HGK IS ADEQUATELY PROTECTED, AND CAN EITHER AVOID OR CAN RESPOND QUICKLY AND DEFINITIVELY TO ANY INQUIRY OR INVESTIGATION REGARDING A POSSIBLE CONFLICT OF INTEREST IN CONNECTION WITH THE SOLICITATION OR MANAGEMENT OF A PORTFOLIO FOR A PENSION OR BENEFIT PLAN COVERED BY ERISA. FIRST, HGK CAN SEEK AN ADVISORY OPINION FROM THE DOL, IF THERE IS SUFFICIENT TIME IN ADVANCE OF THE PRESENTATION OR THE TRUSTEES' DELIBERATIONS ON THE PROPOSAL. WHEN THIS OPTION IS NOT AVAILABLE, AS NOTED ABOVE, HGK CAN ASK FOR A COPY OF THE MINUTES OF A PLAN'S MEETINGS AT WHICH THE NECESSARY RECUSAL AND DISCLOSURES HAVE BEEN MADE. IT WILL BE UP TO THE PLAN IN QUESTION TO DECIDE WHETHER IT WILL SHARE THOSE MINUTES WITH YOU.

     o IN THE EVENT A PLAN CHOOSES NOT TO PROVIDE HGK WITH A COPY OF THE MINUTES, HGK CAN ALSO ASK THAT SUCH PLAN OR ITS ATTORNEYS ADVISE HGK THAT THE NECESSARY STEPS HAVE BEEN TAKEN AND DISCLOSURES MADE. IT IS ALSO IN SUCH PLAN'S INTEREST TO PROPERLY DOCUMENT THE MEASURES IT HAS TAKEN TO ELIMINATE ANY SUGGESTION OF A CONFLICT OF INTEREST, AND ASSUMING THEY HAVE DONE SO, THEY SHOULD BE WILLING TO SO ADVISE YOU. IN THE EVENT NONE OF THESE OPTIONS IS AVAILABLE FOR WHATEVER REASON, HGK CAN ITSELF WRITE TO THE TRUSTEES OF SUCH PLAN AND DOCUMENT THAT IT IS HGK'S UNDERSTANDING THAT THE APPROPRIATE ACTIONS HAVE BEEN TAKEN.

3    PORTFOLIO MANAGEMENT

3.1  SUITABILITY AND PORTFOLIO GUIDELINES

BACKGROUND AND RATIONALE

     As a registered adviser and as a fiduciary to our Clients, HGK is required, among other things, to ensure that (1) its investment advice is suitable to the Client's objectives, needs and circumstances, (2) it obtains background information as to each Client's financial circumstances, investment objectives, investment restrictions and risk tolerance, among


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     many other things, and (3) it provides its advisory services consistent with the Client's objectives, etc. based on the information provided by each Client.

     Also, as a fiduciary, HGK has the duty and a responsibility to act in the utmost good faith and in the best interests of the Client and to always place the Client's interests first and foremost. As part of this duty, a fiduciary and an adviser must eliminate conflicts of interest, whether actual or potential, or make full and fair disclosure of all material facts of any conflicts so a Client, or prospective Client, may make an informed decision in each particular circumstance.

     HGK's investment professionals responsible for the particular Client relationship have the primary responsibility for determining and knowing each Client's circumstances and managing the Client's portfolio consistent with the Client's objectives. HGK's designated officer has the overall responsibility for the implementation and monitoring of HGK's investment processes policy, practices, disclosures and recordkeeping for HGK.

POLICIES AND PROCEDURES

        o HGK SHALL OBTAIN BACKGROUND INFORMATION ABOUT EACH CLIENT'S FINANCIAL CIRCUMSTANCES, INVESTMENT OBJECTIVES, AND RISK TOLERANCE, AMONG OTHER THINGS. CLIENTS MAY ALSO HAVE AND PROVIDE WRITTEN INVESTMENT POLICY STATEMENTS OR WRITTEN INVESTMENT GUIDELINES THAT HGK REVIEWS, APPROVES, AND MONITORS AS PART OF HGK'S INVESTMENT SERVICES, SUBJECT TO ANY WRITTEN REVISIONS OR UPDATES RECEIVED FROM A CLIENT. PORTFOLIO MANAGERS SHOULD ONLY RECOMMEND INVESTMENTS THAT ARE SUITABLE FOR THAT CLIENT TAKING INTO ACCOUNT SUCH CLIENT'S PARTICULAR CIRCUMSTANCES AND OBJECTIVES, BASED ON OUR REASONABLE, INDEPENDENT ASSESSMENT OF THE PARTICULAR INVESTMENT BEING CONSIDERED.

        o HGK'S PORTFOLIO MANAGEMENT SYSTEM WILL CONTAIN INFORMATION CONCERNING ANY REGULATORY, CLIENT-SPECIFIED OR PROSPECTUS LIMITS RELATING TO SECURITIES HOLDINGS IN THE PORTFOLIOS. PORTFOLIO MANAGERS WILL CONSULT THESE LIMITS WHEN MAKING INVESTMENT RECOMMENDATIONS IN ORDER TO AVOID ANY DEVIATIONS FROM THOSE LIMITS. THE OPERATIONS MANAGER WILL REGULARLY MONITOR THE SYSTEM TO IDENTIFY ANY ACTUAL OR POTENTIAL DEVIATIONS, AND WILL NOTIFY THE PORTFOLIO MANAGER FOR CORRECTIVE ACTION. ANY DEVIATIONS NOT CORRECTED PROMPTLY, OR IN OTHER SPECIAL CIRCUMSTANCES, WILL BE REPORTED TO THE CHIEF COMPLIANCE OFFICER FOR APPROPRIATE CONSULTATION AND ACTION.

        o HGK SHALL PROVIDE PART II OF OUR FORM ADV TO ALL PROSPECTIVE CLIENTS, WHICH DISCLOSES THE HGK'S ADVISORY SERVICES, FEES, CONFLICTS OF INTEREST AND PORTFOLIO/SUPERVISORY REVIEWS AND INVESTMENT REPORTS PROVIDED TO CLIENTS.

        o HGK WILL PROVIDE PERIODIC REPORTS TO CLIENTS WHICH INCLUDE IMPORTANT INFORMATION ABOUT A CLIENT'S FINANCIAL SITUATION, PORTFOLIO HOLDINGS, VALUES AND TRANSACTIONS, AMONG OTHER THINGS. HGK MAY ALSO PROVIDE PERFORMANCE INFORMATION TO CLIENT'S ABOUT THE CLIENT'S PERFORMANCE, WHICH MAY ALSO INCLUDE A REFERENCE TO A RELEVANT MARKET INDEX OR BENCHMARK.


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        o  INVESTMENT PROFESSIONALS MAY ALSO ATTEND MEETINGS ON A PERIODIC
           BASIS, TO REVIEW A CLIENT'S PORTFOLIO, PERFORMANCE, MARKET CONDITIONS, FINANCIAL CIRCUMSTANCES, AND INVESTMENT OBJECTIVES, AMONG OTHER THINGS, TO CONFIRM HGK'S INVESTMENT DECISIONS AND SERVICES ARE CONSISTENT WITH THE CLIENT'S OBJECTIVES AND GOALS. DOCUMENTATION OF SUCH REVIEWS SHOULD BE MADE IN THE CLIENT FILE.

        o CLIENT RELATIONSHIPS AND/OR PORTFOLIOS MAY BE REVIEWED FORMALLY ON A QUARTERLY OR OTHER PERIODIC BASIS BY DESIGNATED SUPERVISORS OR MANAGEMENT PERSONNEL.

        o THE CHIEF COMPLIANCE OFFICER AND RELEVANT PORTFOLIO MANAGERS WILL PERIODICALLY REVIEW PORTFOLIO HOLDINGS TO ENSURE THAT SUCH HOLDINGS ARE CONSISTENT WITH THE STATED INVESTMENT OBJECTIVES.

3.2 ADVISORY AGREEMENTS

BACKGROUND AND RATIONALE

     HGK's policy requires a written investment advisory agreement for each Client relationship which describes the services, discretionary/non-discretionary authority, advisory fees, important disclosures and other terms governing the Client's relationship with HGK. HGK's advisory agreements shall meet all appropriate regulatory requirements. As part of HGK's policy, HGK also obtains important relevant and current information concerning the Client's identity, occupation, financial circumstances and investment objectives, among many other things, as part of our advisory and fiduciary responsibilities.

     Written advisory agreements form the legal and contractual basis for an advisory relationship with each Client and provide protections for both the Client and an investment adviser. An advisory agreement is the most appropriate place for an adviser to describe its advisory services, fees, liability, and disclosures for any conflicts of interest, among other things. It is also a best business practice to provide a copy of the advisory agreement to the Client and for the agreement to provide for all Client financial and personal information to be treated on a confidential basis.

POLICIES AND PROCEDURES

        o HGK'S ADVISORY AGREEMENTS AND ADVISORY FEE SCHEDULES, AND ANY CHANGES, FOR HGK'S SERVICES MUST BE APPROVED BY SENIOR MANAGEMENT.

        o THE FEE SCHEDULES SHOULD BE PERIODICALLY REVIEWED BY HGK TO BE FAIR, CURRENT AND COMPETITIVE.

        o THE CHIEF COMPLIANCE OFFICER, OR AN OFFICER HE DESIGNATES, WILL PERIODICALLY REVIEW HGK'S DISCLOSURE BROCHURE, MARKETING MATERIALS, ADVISORY AGREEMENTS AND OTHER MATERIAL FOR ACCURACY AND CONSISTENCY OF DISCLOSURES REGARDING ADVISORY SERVICES AND FEES.


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        o  PERFORMANCE-BASED FEE ARRANGEMENTS, IF ANY, MUST BE APPROPRIATELY
           DISCLOSED, REVIEWED AND APPROVED BY THE THE CHIEF COMPLIANCE OFFICER, OR AN OFFICER HE DESIGNATES. WRITTEN CLIENT INVESTMENT OBJECTIVES OR GUIDELINES ARE OBTAINED, OR RECOMMENDED AS PART OF A CLIENT'S ADVISORY AGREEMENT.

        o CLIENT INVESTMENT OBJECTIVES OR GUIDELINES WILL BE MONITORED ON AN ON-GOING AND ALSO PERIODIC BASIS FOR CONSISTENCY WITH CLIENT INVESTMENTS/PORTFOLIOS.

        o ANY SOLICITATION/REFERRAL ARRANGEMENTS AND SOLICITOR/REFERRAL FEES MUST BE IN WRITING, REVIEWED AND APPROVED BY THE DESIGNATED OFFICER AND/OR MANAGEMENT, MEET REGULATORY REQUIREMENTS AND APPROPRIATE RECORDS MAINTAINED. FOR MORE INFORMATION REGARDING SOLICITATION ARRANGEMENTS, REFER TO SECTION 7 HEREOF, MARKETING AND OTHER COMMUNICATIONS.

        o ANY ADDITIONAL COMPENSATION ARRANGEMENTS ARE TO BE MONITORED BY THE DESIGNATED OFFICER, OR THE CHIEF COMPLIANCE OFFICER, APPROVED AND DISCLOSED WITH APPROPRIATE RECORDS MAINTAINED.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: SALES PERSONNEL, PORTFOLIO MANAGERS

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

3.3 ALLOCATION OF INVESTMENT OPPORTUNITIES AND COMPLIANCE WITH INVESTMENT OBJECTIVES, LIMITATIONS AND RESTRICTIONS

BACKGROUND AND RATIONALE

     Conflicts of interest in managing investments between Clients and funds must be addressed and adequately disclosed, and investment decisions across Clients and funds must be fair and consistent with disclosures. Investments must be suitable and consistent with Client and fund objectives and risk tolerance. In addition, investments must be consistent with Client and fund investment restrictions and comply with applicable SEC and United States Internal Revenue Service's requirements.

POLICIES AND PROCEDURES

        o PORTFOLIO MANAGERS WILL DETERMINE THE APPROPRIATENESS OF INVESTMENTS FOR VARIOUS PORTFOLIOS, TAKING INTO ACCOUNT THE INVESTMENT OBJECTIVES OF THE CLIENTS, AVAILABILITY OF FUNDS FOR INVESTMENT, PORTFOLIO BALANCE, SECTOR WEIGHTINGS, GUIDELINES OR ANY OTHER RESTRICTIONS, AND ANY OTHER FACTORS APPROPRIATE TO THE CLIENT AND THE INVESTMENT VEHICLE BEING CONSIDERED. PORTFOLIO MANAGERS MAINTAIN CURRENT GUIDELINES FOR EACH PORTFOLIO AND CHECK GUIDELINES BEFORE PLACING ORDERS.

        o ONCE AN INVESTMENT RECOMMENDATION FOR VARIOUS PORTFOLIOS HAS BEEN FORMULATED, TRADES MAY BE AGGREGATED OR "BUNCHED. " ALL PORTFOLIOS PARTICIPATING IN THE BUNCHED TRANSACTION WILL RECEIVE THE AVERAGE SHARE PRICE, AND THE TRANSACTION COSTS WILL BE ALLOCATED pro rata ACROSS ALL THE IDENTIFIED PORTFOLIOS.

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        o  THE OPERATIONS MANAGER WILL MONITOR PORTFOLIOS FOR GUIDELINES
           COMPLIANCE, PREPARE EXCEPTION REPORTS AND PROVIDE TO PORTFOLIO MANAGERS TO REVIEW AND CORRECT ANY EXCEPTIONS. ANY EXCEPTIONS NOT CORRECTED PROMPTLY OR OTHER SPECIAL CIRCUMSTANCES WILL BE REFERRED TO THE CHIEF COMPLIANCE OFFICER FOR INVESTIGATION AND APPROPRIATE ACTION.

        o ANY CHANGES TO CLIENT GUIDELINES SHOULD BE POSTED TO THE ACCOUNT MANAGEMENT SYSTEM IMMEDIATELY UPON RECEIPT. ANY PORTFOLIO MANAGER OR OTHER EMPLOYEE WHO RECEIVES NOTICE OF ANY CHANGES IN CLIENT, PROSPECTUS OR REGULATORY GUIDELINES SHOULD IMMEDIATELY REFER THE CHANGES TO THE OPERATIONS MANAGER FOR INPUT INTO THE SYSTEM.

        o THE OPERATIONS MANAGER WILL REVIEW ALL GUIDELINES POSTINGS IN THE SYSTEM AND PORTFOLIO MANAGERS' WORKSHEETS WILL BE REVIEWED AND VERIFIED AT LEAST ANNUALLY FOR CONSISTENCY WITH CLIENTS' CURRENT OBJECTIVES AND GUIDELINES.

        o IN ORDER TO ENSURE THAT INVESTMENT OPPORTUNITIES ARE ALLOCATED FAIRLY, SENIOR PORTFOLIO MANAGERS WILL REVIEW PERFORMANCE OF PORTFOLIOS AT LEAST MONTHLY, AND THE CHIEF COMPLIANCE OFFICER WILL REVIEW PERFORMANCE OF PORTFOLIOS AT LEAST QUARTERLY. ANY MATERIAL VARIATIONS IN PERFORMANCE AMONG PORTFOLIOS WITH SIMILAR OBJECTIVES AND GUIDELINES WILL BE INVESTIGATED AND DISCUSSED WITH THE PORTFOLIO MANAGER FOR APPROPRIATE ACTION. PORTFOLIO MANAGERS AND THE CHIEF COMPLIANCE OFFICER SHOULD BE SENSITIVE TO THE POTENTIAL CONFLICT OF INTEREST BETWEEN PERFORMANCE-FEE ACCOUNTS AND OTHER ACCOUNTS, AND SHOULD ENSURE THAT PERFORMANCE-FEE ACCOUNTS ARE NOT AFFORDED MORE FAVORABLE TREATMENT THAN OTHER ACCOUNTS IN THE ALLOCATION OF INVESTMENT OPPORTUNITIES.

SPECIAL POLICIES AND PROCEDURES FOR PARTICULAR INVESTMENTS

        o INVESTMENTS FOR THE MUTUAL FUND IN SECURITIES RELATED BUSINESSES: ANY INVESTMENTS FOR THE MUTUAL FUND IN SECURITIES-RELATED BUSINESSES SHOULD COMPLY WITH RULE 12D3-1 OF THE 1940 ACT, WHICH PROVIDES VARIOUS RESTRICTIONS AND EXEMPTIONS FOR INVESTMENTS IN
           SECURITIES-RELATED BUSINESSES, (SUCH AS FOR BROKER- DEALERS, UNDERWRITERS, OTHER INVESTMENT ADVISERS). IN GENERAL, SUCH INVESTMENTS ARE PERMITTED IF:

           o TOTAL HOLDINGS OF ANY CLASS OF EQUITY OF THE SECURITIES-RELATED ISSUER DO NOT EXCEED 5%;

           o TOTAL HOLDINGS OF DEBT SECURITIES OF THE SECURITIES-RELATED ISSUER DO NOT EXCEED 10%; AND

           o TOTAL HOLDINGS OF ALL SECURITIES OF THE SECURITIES-RELATED ISSUER DO NOT EXCEED 5% OF THE ASSETS OF THE MUTUAL FUND.


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THERE ARE PROVISIONS RELATING TO OTHER INVESTMENTS IN BUSINESSES IN THE
SECURITIES INDUSTRY, AND PORTFOLIO MANAGERS SHOULD CONSULT WITH THE CHIEF COMPLIANCE OFFICER, OR WITH SEI FUND COMPLIANCE, BEFORE MAKING ANY SUCH INVESTMENTS.

        o ILLIQUID SECURITIES: INVESTMENTS IN ILLIQUID SECURITIES, INCLUDING RESTRICTED SECURITIES, RULE 144A SECURITIES AND 4(2) COMMERCIAL PAPER, ALTHOUGH RARE IN HGK PORTFOLIOS, MUST COMPLY WITH INVESTMENT POLICIES AND SEC REQUIREMENTS. ON THOSE OCCASIONS WHEN SUCH SECURITIES MIGHT BE ACQUIRED, PORTFOLIO MANAGERS WILL CONSULT WITH THE APPLICABLE INVESTMENT GUIDELINES TO ENSURE THAT SUCH INVESTMENTS ARE CONSISTENT WITH THOSE GUIDELINES. THE OPERATIONS MANAGER WILL IDENTIFY ANY SUCH INVESTMENTS THAT ARE INCONSISTENT WITH THE GUIDELINES AND WILL NOTIFY THE PORTFOLIO MANAGER, WHO WILL TAKE STEPS TO DIVEST THE HOLDINGS THAT ARE NOT IN COMPLIANCE. PORTFOLIO MANAGERS WILL ALSO CONSULT WITH APPROPRIATE SOURCES, SUCH AS HGK'S OUTSIDE PRICING SERVICE, BROKERS AND/OR OTHER INVESTMENT PROFESSIONALS, INCLUDING SEI FUND COMPLIANCE FOR INVESTMENTS IN THE MUTUAL FUND.

        o UNRATED SECURITIES: HGK DOES NOT NORMALLY RECOMMEND INVESTMENTS IN UNRATED SECURITIES, BUT IN THE EVENT SUCH OCCASION ARISES, PORTFOLIO MANAGERS WILL OBTAIN THE BEST AVAILABLE INFORMATION CONCERNING THE CREDIT QUALITY OF THE SECURITY, BY CONSULTING WITH BROKERS, OUTSIDE PRICING SERVICES, OR OTHER INVESTMENT PROFESSIONALS

        o REPURCHASE AGREEMENTS: HGK DOES NOT NORMALLY RECOMMEND INVESTMENTS IN REPURCHASE AGREEMENTS, ALTHOUGH CLIENTS AND/OR THEIR CUSTODIAN BANKS MAY DO SO INDEPENDENTLY OF HGK. IN THE EVENT ANY SUCH PURCHASES ARE CONTEMPLATED, THEY SHOULD COMPLY WITH ANY INVESTMENT GUIDELINES OF THE CLIENT AND SHOULD TAKE APPROPRIATE STEPS TO ENSURE THE CREDITWORTHINESS OF ANY COUNTERPARTIES.

        o SECURITIES LENDING AND BORROWING: HGK DOES NOT ENGAGE IN ANY LENDING OR BORROWING OF SECURITIES ON BEHALF OF OUR CLIENTS, ALTHOUGH THE CLIENTS AND THEIR CUSTODIAN BANKS MAY DO SO INDEPENDENTLY OF HGK. IN THE EVENT HGK DOES SO IN THE FUTURE, APPROPRIATE POLICIES AND PROCEDURES WILL BE DEVELOPED AND IMPLEMENTED.

        o WRAP FEE PROGRAMS: HGK DOES NOT SPONSOR OR PARTICIPATE IN ANY WRAP FEE PROGRAMS. IN THE EVENT HGK DOES SO IN THE FUTURE, APPROPRIATE POLICIES AND PROCEDURES WILL BE DEVELOPED AND IMPLEMENTED.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL PORTFOLIO MANAGERS

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

3.4 ERISA

BACKGROUND AND RATIONALE

     HGK acts as investment adviser for many Clients governed by ERISA. As an investment manager and a fiduciary with special responsibilities under
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     policy, HGK is responsible for acting solely in the interests of Plan participants and beneficiaries. ERISA imposes duties on investment advisers that may exceed the scope of an adviser's duties to its other Clients. For example, ERISA specifically prohibits certain types of transactions with ERISA plan Clients that are permissible (with appropriate disclosure) for other types of Clients. ERISA also prohibits investment managers from refusing to take proxy voting responsibility when plan documents do not reserve that responsibility for the plan trustees or other parties. In certain instances, the United States Internal Revenue Service Code may impose requirements on non-ERISA retirement accounts that may mirror ERISA requirements.

POLICIES AND PROCEDURES

        o ALL CLIENT ASSETS WILL BE MANAGED CONSISTENTLY WITH THE "PRUDENT MAN RULE," EXERCISING PROXY VOTING AUTHORITY IF NOT RETAINED BY A PLAN FIDUCIARY, MAINTAINING ANY ERISA BONDING THAT MAY BE REQUIRED, AND OBTAINING WRITTEN INVESTMENT GUIDELINES/POLICY STATEMENTS, AS APPROPRIATE.

        o THE CHIEF COMPLIANCE OFFICER WILL ENSURE THAT PROXY VOTING FUNCTIONS ARE PROPERLY MET AND THAT ERISA PLAN CLIENT PROXIES ARE VOTED IN THE BEST INTERESTS OF THE PLAN PARTICIPANTS.

        o ALL PORTFOLIO MANAGERS AND THE OPERATIONS MANAGER SHOULD BE AWARE AND PERIODICALLY REVIEW ANY CLIENT'S WRITTEN INVESTMENT POLICY STATEMENT/GUIDELINES SO AS TO BE CURRENT AND REFLECT A CLIENT'S OBJECTIVES AND GUIDELINES.

        o ANY ERISA BONDING THAT MAY BE REQUIRED WILL BE MAINTAINED AND RENEWED ON A PERIODIC BASIS.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL PORTFOLIO MANAGERS, CHIEF COMPLIANCE OFFICER

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

3.5 ANTI-MONEY LAUNDERING

BACKGROUND AND RATIONALE

Money laundering is the act of converting money or other monetary instruments gained from illegal activity into money or investments that appear to be legitimate so that its illegal source cannot be traced. Federal laws that apply to certain registered advisers make it illegal for HGK, or its employees or agents, to knowingly engage, or attempt to engage in a monetary transaction in criminally derived property.

Although HGK does not handle Client assets or funds, the Mutual Fund is managed by HGK Alternative Investments I, LLC, a Delaware limited liability company and wholly-owned subsidiary of HGK (the "INVESTMENT MANAGER"). The Investment Manager has control over


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certain Client assets or funds and directs allocations of HGK's investments.
The Investment Manager has adopted its own anti-money laundering policy, which is available upon request.

Because HGK has control over an entity that in turn has control over Client assets or funds, HGK has adopted a formal written anti-money laundering policy. This policy is being implemented to ensure that HGK has an adequate procedure for internal control of the Investment Manager in order to prevent operations related to laundering the proceeds of crime or financing of terrorism.

POLICIES AND PROCEDURES

        o THE CHIEF COMPLIANCE OFFICER WILL ENSURE THAT THE MANAGING DIRECTOR OF OPERATIONS REVIEW EACH INVESTMENT OR ALLOCATION DIRECTED BY THE INVESTMENT MANAGER IN ORDER TO DETECT AND REPORT A SUSPICIOUS ACTIVITY OR TRANSACTION.

        o THE CHIEF COMPLIANCE OFFICER WILL APPROVE ANY POTENTIAL LIMITED PARTNER SEEKING TO PARTICIPATE IN THE INVESTMENT MANAGER.

        o THE CHIEF COMPLIANCE OFFICER WILL MAKE RANDOM FILE AUDITS OF THE INVESTMENT MANAGER'S INVESTMENTS AND KEEP A LOG OF SITUATIONS BROUGHT TO HER ATTENTION.

        o HGK WILL PROVIDE ITS EMPLOYEES THE NECESSARY AND APPROPRIATE ANTI-MONEY LAUNDERING TRAINING AT REGULAR INTERVALS COMMENSURATE WITH HGK'S CLIENT'S RISK PROFILE AND THE LEVEL OF INVOLVMENT CERTAIN EMPLOYEES HAVE IN ENSURING COMPLIANCE.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: CHIEF COMPLIANCE OFFICER

     RESPONSIBILITY FOR MONITORING AND REVIEW: COMPLIANCE COMMITTEE

3.6 COMPLAINTS

BACKGROUND AND RATIONALE:

     As a registered adviser, and as a fiduciary to our Clients, HGK has adopted this policy, which requires a prompt, thorough and fair review of any Client complaint, and a prompt and fair resolution which is documented with appropriate supervisory review.

     Based on an adviser's fiduciary duty to its Clients and as a good business practice of maintaining strong and long term Client relationships, any Client complaints of whatever nature and size should be handled in a prompt, thorough and professional manner. Regulatory agencies may also require or request information about the receipt, review and disposition of any written Client complaints.

POLICIES AND PROCEDURES

        o HGK WILL MAINTAIN A COMPLAINT FILE FOR ANY WRITTEN COMPLAINTS RECEIVED FROM ANY CLIENTS. ANY PERSON RECEIVING ANY WRITTEN CLIENT COMPLAINT IS TO FORWARD THE

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           CLIENT COMPLAINT TO THE CHIEF COMPLIANCE OFFICER, WHO MAY DESIGNATE
           AN OFFICER TO INVESTIGATE AND REPORT ON THE MATTER.

        o IF APPROPRIATE, THE DESIGNATED OFFICER WILL PROMPTLY SEND THE CLIENT A LETTER ACKNOWLEDGING RECEIPT OF THE CLIENT'S COMPLAINT LETTER INDICATING THE MATTER IS UNDER REVIEW AND A RESPONSE WILL BE PROVIDED PROMPTLY.

        o THE DESIGNATED OFFICER WILL FORWARD THE CLIENT COMPLAINT LETTER TO THE APPROPRIATE PERSON OR DEPARTMENT, DEPENDING ON THE NATURE OF THE COMPLAINT, FOR RESEARCH, REVIEW AND INFORMATION TO RESPOND TO THE CLIENT COMPLAINT.

        o THE DESIGNATED OFFICER WILL THEN EITHER REVIEW AND APPROVE OR DRAFT A LETTER TO THE CLIENT RESPONDING TO THE CLIENT'S COMPLAINT AND PROVIDING BACKGROUND INFORMATION AND A RESOLUTION OF THE CLIENT'S COMPLAINT. ANY APPROPRIATE SUPERVISORY REVIEW OR APPROVAL WILL BE COMPLETED AND DOCUMENTED.

        o THE CHIEF COMPLIANCE OFFICER WILL MAINTAIN RECORDS AND SUPPORTING INFORMATION FOR EACH WRITTEN CLIENT COMPLAINT IN HGK'S COMPLAINT FILE.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: CHIEF COMPLIANCE OFFICER


     RESPONSIBILITY FOR MONITORING AND REVIEW: COMPLIANCE COMMITTEE

3.7 PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND AND RATIONALE

     HGK, as a matter of policy and as a fiduciary to our Clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Clients. Our firm utilizes an outside proxy voting service which maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. HGK and the proxy voting service and make appropriate disclosures about those proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote Client proxies and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

     Further, investment advisers registered with the SEC, and which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Clients; (b) to disclose to Clients how they may obtain information from HGK with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to


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     its Clients; and (d) maintain certain records relating to HGK's proxy voting activities when HGK does have proxy voting authority.

POLICIES AND PROCEDURES

        VOTING PROCEDURES AND GUIDELINES

        o HGK UTILIZES AN OUTSIDE PROXY VOTING SERVICE, EGAN JONES PROXY SERVICES ("EGAN JONES") WHICH IS INSTRUCTED TO VOTE PROXIES IN THE BEST INTERESTS OF OUR CLIENTS. (IN THE EVENT HGK ENGAGES A DIFFERENT SERVICE IN THE FUTURE, THESE POLICIES WILL APPLY REGARDLESS OF THE IDENTITY OF THE SERVICE.)

        o ISS VOTE PROXIES ON BEHALF OF OUR CLIENTS ACCORDING TO DETAILED POLICIES AND PROCEDURES PROMULGATED BY EGAN JONES FOR THAT PURPOSE. HGK MAINTAINS ON FILE A COMPLETE SET OF THE POLICIES AND PROCEDURES EGAN JONES EMPLOYS TO VOTE PROXIES ON BEHALF OF OUR CLIENTS. IN THE ABSENCE OF SPECIFIC VOTING GUIDELINES FROM THE CLIENT, EGAN JONES WILL VOTE PROXIES IN THE BEST INTERESTS OF EACH PARTICULAR CLIENT. EGAN JONES'S POLICY IS TO VOTE ALL PROXIES FROM A SPECIFIC ISSUER THE SAME WAY FOR EACH CLIENT ABSENT QUALIFYING RESTRICTIONS FROM A CLIENT. CLIENTS ARE PERMITTED TO PLACE REASONABLE RESTRICTIONS ON HGK'S VOTING AUTHORITY IN THE SAME MANNER THAT THEY MAY PLACE SUCH RESTRICTIONS ON THE ACTUAL SELECTION OF ACCOUNT SECURITIES.

        o ABSENT MATERIAL CONFLICTS, EGAN JONES WILL DETERMINE HOW IT SHOULD VOTE THE PROXY IN ACCORDANCE WITH APPLICABLE VOTING GUIDELINES, COMPLETE THE PROXY AND VOTE THE PROXY IN A TIMELY AND APPROPRIATE MANNER.

        o CLIENTS MAY AT ANY TIME DIRECT THAT PROXIES ON SECURITIES IN THEIR PORTFOLIOS BE VOTED IN A PARTICULAR MANNER.

        o CLIENTS ARE ADVISED QUARTERLY OF THE VOTES ON SECURITIES IN THEIR PORTFOLIOS, AND ARE INFORMED THAT THEY MAY AT ANY TIME REQUEST INFORMATION ON THE POLICIES UTILIZED BY THE OUTSIDE SERVICE TO DETERMINE HOW PROXIES WILL BE VOTED.

        o ALL EMPLOYEES WILL FORWARD ANY PROXY MATERIALS RECEIVED ON BEHALF OF CLIENTS TO THE EMPLOYEE DESIGNATED BY THE CHIEF COMPLIANCE OFFICER TO HANDLE PROXY VOTING MATTERS.

        DISCLOSURES AND CLIENT REQUESTS FOR INFORMATION

        o HGK WILL PROVIDE CONSPICUOUSLY DISPLAYED INFORMATION IN ITS FORM ADV SUMMARIZING THIS PROXY VOTING POLICY AND PROCEDURES, INCLUDING A STATEMENT THAT CLIENTS MAY REQUEST INFORMATION REGARDING HOW EGAN JONES VOTED THEIR PROXIES, AND THAT CLIENTS MAY REQUEST A COPY OF THE POLICIES PERTAINING TO PROXY VOTING PROCEDURES.

        o THE CHIEF COMPLIANCE OFFICER WILL ALSO SEND A COPY OF THIS SUMMARY TO ALL EXISTING CLIENTS WHO HAVE PREVIOUSLY RECEIVED HGK'S FORM ADV, OR THE CHIEF COMPLIANCE OFFICER MAY SEND EACH CLIENT THE AMENDED FORM ADV.


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        o  ALL CLIENT REQUESTS FOR INFORMATION REGARDING PROXY VOTES, OR
           POLICIES AND PROCEDURES, RECEIVED BY ANY EMPLOYEE SHOULD BE FORWARDED TO THE CHIEF COMPLIANCE OFFICER.

        o IN RESPONSE TO ANY REQUEST THE CHIEF COMPLIANCE OFFICER WILL PREPARE A WRITTEN RESPONSE TO THE CLIENT WITH THE INFORMATION REQUESTED, AND AS APPLICABLE WILL INCLUDE THE NAME OF THE ISSUER, THE PROPOSAL VOTED UPON, AND HOW HGK VOTED THE CLIENT'S PROXY WITH RESPECT TO EACH PROPOSAL ABOUT WHICH CLIENT INQUIRED.

        CONFLICTS OF INTEREST

        o IF IT SHOULD APPEAR THAT THERE ARE EXISTS A MATERIAL CONFLICT OF INTEREST BETWEEN THE INTERESTS OF EGAN JONES OR HGK AND A CLIENT, THE CHIEF COMPLIANCE OFFICER WILL DETERMINE WHETHER IT IS APPROPRIATE TO DISCLOSE THE CONFLICT TO THE AFFECTED CLIENTS, TO GIVE THE CLIENTS AN OPPORTUNITY TO VOTE THE PROXIES THEMSELVES, OR TO ADDRESS THE VOTING ISSUE THROUGH OTHER OBJECTIVE MEANS SUCH AS VOTING IN A MANNER CONSISTENT WITH A PREDETERMINED VOTING POLICY OR RECEIVING AN INDEPENDENT THIRD PARTY VOTING RECOMMENDATION.

        o HGK WILL MAINTAIN A RECORD OF THE VOTING RESOLUTION OF ANY CONFLICT OF INTEREST.

        RECORDKEEPING

        o THE CHIEF COMPLIANCE OFFICER SHALL RETAIN THE FOLLOWING PROXY RECORDS IN ACCORDANCE WITH THE SEC'S FIVE-YEAR RETENTION REQUIREMENT:

           o  THESE POLICIES AND PROCEDURES AND ANY AMENDMENTS;

           o  EACH PROXY STATEMENT THAT HGK RECEIVES;

           o  A RECORD OF EACH VOTE THAT HGK CASTS;

           o ANY DOCUMENT HGK CREATED THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES, OR THAT MEMORIALIZES THAT DECISION INCLUDING PERIOD REPORTS TO THE GENERAL MANAGER;

           o A COPY OF EACH WRITTEN REQUEST FROM A CLIENT FOR INFORMATION ON HOW HGK VOTED SUCH CLIENT'S PROXIES, AND A COPY OF ANY WRITTEN RESPONSE.

        PRIMARY RESPONSIBILITY FOR COMPLIANCE: THE OFFICER OR EMPLOYEE DESIGNATED BY THE CHIEF COMPLIANCE OFFICER AS RESPONSIBLE FOR PROXY VOTING PROCEDURES.

        RESPONSIBILITY FOR MONITORING AND REVIEW: THE CHIEF COMPLIANCE OFFICER

3.8 VALUATIONS OF SECURITIES

BACKGROUND AND RATIONALE

     As a registered adviser and as a fiduciary to our Clients, HGK must always place our Client's interests first and foremost, and this includes pricing processes to insure fair, accurate and current valuations of Client securities of whatever nature. Proper valuations


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     are necessary for accurate performance calculations and fee billing purposes, among others.

     HGK normally recommends investments in highly liquid investments in the public markets, where prices are readily available. Nevertheless, because of the many possible investments and diverse characteristics of different investment vehicles, various pricing services and independent sources may be necessary and, independent sources, periodic reviews and testing, exception reporting, and approvals and documentation or pricing changes with appropriate summary disclosures as to HGK's pricing policy and practices. Any pricing errors, adjustments or corrections should be verified, preferably through independent sources or services, and reviewed and approved by the appropriate personnel in HGK.

     POLICIES AND PROCEDURES

        o HGK UTILIZES, TO THE FULLEST EXTENT POSSIBLE, RECOGNIZED AND INDEPENDENT PRICING SERVICE(S) FOR TIMELY VALUATION INFORMATION FOR CLIENT AND FUND SECURITIES.

        o ANY ERRORS IN PRICING OR VALUATIONS ARE TO BE RESOLVED AS PROMPTLY AS POSSIBLE, PREFERABLY WITHIN THE SAME OR NEXT DAY BASIS, WITH REPRICING INFORMATION OBTAINED, REVIEWED AND APPROVED BY THE CHIEF COMPLIANCE OFFICER OR A SENIOR PORTFOLIO MANAGER.

        o WHENEVER VALUATION INFORMATION FOR SPECIFIC ILLIQUID, FOREIGN, PRIVATE OR OTHER INVESTMENTS IS NOT AVAILABLE THROUGH PRICING SERVICES, PORTFOLIO MANAGERS AND/OR THE OPERATIONS MANAGER WILL OBTAIN AND DOCUMENT PRICE INFORMATION FROM AT LEAST ONE INDEPENDENT SOURCE, I. E. A BROKER-DEALER, BANK, PRICING SERVICE OR OTHER SOURCE.

        o REGARDING THE MUTUAL FUND, PORTFOLIO MANAGERS SHOULD BE ALERT TO EVENTS THAT COULD IMPACT THE VALUATION OF SECURITIES HELD IN A FUND OR A CLIENT ACCOUNT, AND SHOULD CONSULT WITH SEI FUND COMPLIANCE REGARDING ANY SUCH EVENTS THAT MAY AFFECT HOLDINGS IN THE MUTUAL FUND.

        o A SUMMARY OF HGK'S PRICING PRACTICES SHOULD BE INCLUDED IN HGK'S INVESTMENT MANAGEMENT AGREEMENT AND INCLUDED IN HGK'S FORM ADV.

        o REGARDING THE MUTUAL FUND, THE CHIEF COMPLIANCE OFFICER WILL PERIODICALLY REVIEW HGK'S PRICING POLICY, DETERMINING PRICING SOURCES, PRICING PRACTICES, INCLUDING ANY REVIEWS AND RE-PRICING PRACTICES TO HELP INSURE FAIR, ACCURATE AND CURRENT VALUATIONS, AND WILL ENSURE THAT THE PRICING SERVICE(S) UTILIZED ARE ACCEPTABLE TO SEI FUND COMPLIANCE FOR THE MUTUAL FUND.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: OPERATIONS MANAGER, PORTFOLIO
     MANAGERS

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER


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4    TRADING PRACTICES

BACKGROUND AND RATIONALE

     As an adviser and a fiduciary to our Clients, our Clients' interests must always be placed first and foremost, and our trading practices and procedures prohibit unfair trading practices and seek to disclose and avoid any actual or potential conflicts of interests or resolve such conflicts in the Client's favor. As a fiduciary, many conflicts of interest may arise in the trading activities on behalf of our Clients, our firm and our employees, and must be disclosed and resolved in the interests of the Clients. In addition, securities laws, insider trading prohibitions and the Adviser's Act, and rules thereunder, prohibit certain types of trading activities.

     HGK has adopted the following policies and practices to meet HGK's fiduciary responsibilities and to insure our trading practices are fair to all Clients and that no Client or account is advantaged or disadvantaged over any other. Also, HGK's trading practices are generally disclosed in our Form ADV provided to prospective Clients and annually offered to Clients.

4.1  TRADE ALLOCATION AND AGGREGATION ("BUNCHED TRADE") PROCEDURES

BACKGROUND AND RATIONALE

     As a matter of policy, an adviser's allocation procedures must be fair and equitable to all Clients with no particular group or Client(s) being favored or disfavored over any other Clients. Any conflicts of interest in allocating trade orders between Clients and funds must be addressed and adequately disclosed, and there should be fair and consistent allocations of block trades among an adviser's Clients and funds. IPOs are offerings of securities which frequently are of limited size and limited availability. IPOs may also become "hot issues" which are offerings that trade at a premium above the initial offering price.

     The aggregation or blocking of Client transactions allows an adviser to execute transactions in a more timely, equitable, and efficient manner and seeks to reduce overall commission charges to Clients. HGK's policy is to aggregate Client transactions where possible and when advantageous to Clients. In these instances, Clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a PRO-RATA basis.

POLICIES AND PROCEDURES

        o PORTFOLIO MANAGERS SHOULD ENSURE THAT NONE OF HGK'S PARTICULAR CLIENT(S) OR GROUP OF CLIENTS RECEIVE MORE FAVORABLE TREATMENT THAN OTHER CLIENT ACCOUNTS WITH RESPECT TO ANY ALLOCATION OF TRADES.

        o ONCE A GROUP OF ACCOUNTS HAS BEEN IDENTIFIED AS SUITABLE FOR A PARTICULAR INVESTMENT, THE TRADES MAY BE AGGREGATED, CONSISTENTLY WITH BEST EXECUTION AND


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           THE CLIENTS' GUIDELINES. THE SECURITIES THUS PURCHASED OR SOLD WILL
           BE ALLOCATED TO THE ACCOUNTS THUS IDENTIFIED, AND THE TRANSACTION COSTS WILL BE DISTRIBUTED pro rata ACCORDING TO THE ALLOCATIONS MADE.

        o PORTFOLIO MANAGERS SHOULD ENSURE THAT, OVER TIME, ALL PORTFOLIOS WITH SIMILAR INVESTMENT OBJECTIVES SHOULD RECEIVE ACCESS TO INVESTMENT OPPORTUNITIES THAT PROVIDE SIMILAR RETURNS WITH SIMILAR RISKS.

        o IN THE EVENT HGK PARTICIPATES IN ANY IPOS, WHICH SHOULD BE RARE, IF AT ALL, HGK'S POLICY AND PRACTICE IS TO ALLOCATE IPO SHARES FAIRLY AND EQUITABLY AMONG OUR CLIENTS SO AS NOT TO ADVANTAGE OR DISADVANTAGE ANY ACCOUNT OVER ANY OTHER.

        o THE CHIEF COMPLIANCE OFFICER WILL PERIODICALLY REVIEW ACCOUNTS' PERFORMANCE AND TRANSACTIONS TO ENSURE THAT ALL SIMILAR PORTFOLIOS ARE ACHIEVING SIMILAR ACCESS TO SUBSTANTIALLY EQUIVALENT INVESTMENT OPPORTUNITIES. ANY MATERIAL DEVIATIONS IN THE POLICY WILL BE INVESTIGATED AND REVIEWED WITH THE PORTFOLIO MANAGERS.

        PRIMARY RESPONSIBILITY FOR COMPLIANCE: PORTFOLIO MANAGERS

        RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

4.2 TRADE ERRORS

BACKGROUND AND RATIONALE

     As a fiduciary, HGK has the responsibility to effect orders correctly, promptly and in the best interests of our Clients. In the event any error occurs in the handling of any Client transactions, due to HGK's actions, or inaction, or actions of others, HGK's policy is to seek to identify and correct any errors as promptly as possible without disadvantaging the Client or benefiting HGK in any way.

POLICIES AND PROCEDURES

        o HGK'S POLICY AND PRACTICE IS TO MONITOR AND RECONCILE ALL TRADING ACTIVITY, IDENTIFY AND RESOLVE ANY TRADE ERRORS PROMPTLY, DOCUMENT EACH TRADE ERROR WITH APPROPRIATE SUPERVISORY APPROVAL, AND MAINTAIN A TRADE ERROR FILE.

        o IF THE ERROR IS THE RESPONSIBILITY OF HGK, ANY CLIENT TRANSACTION WILL BE CORRECTED AND HGK WILL BE RESPONSIBLE FOR ANY CLIENT LOSS RESULTING FROM AN INACCURATE OR ERRONEOUS ORDER.

4.3  BEST EXECUTION

BACKGROUND AND RATIONALE

     As an investment advisory firm, HGK has a fiduciary and fundamental duty to seek best execution for Client transactions, whereby we seek to obtain not necessarily the lowest commission but the best overall qualitative execution in the particular circumstances. Best execution has been defined by the SEC as the "execution of securities transactions


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     for Clients in such a manner that the Clients' total cost or proceeds in each transaction is the most favorable under the circumstances." The best execution responsibility applies to the circumstances of each particular transaction and an adviser must consider the full range and quality of a broker-dealer's services, including execution capability, commission rates, the value of any research, financial responsibility and responsiveness, among other things.

     The Brokerage Committee has responsibility for monitoring HGK's trading practices, gathering relevant information, periodically reviewing and evaluating the services provided by broker-dealers, the quality of executions, research, commission rates, and overall brokerage relationships, among other things.

POLICIES AND PROCEDURES

        o ALL TRADES SHOULD BE SOUGHT ON A "BEST EXECUTION" BASIS FOR ALL CLIENTS INCLUDING PRICE, TIMING, EFFICIENCY OF EXECUTION, ABILITY TO HANDLE LARGE OR TIME-SENSITIVE ORDERS, AND RESPONSIVENESS. STEP-OUTS MAY BE UTILIZED WHEN APPROPRIATE.

        o "STEP-OUT" TRADES MAY BE UTILIZED IN APPROPRIATE CIRCUMSTANCES, SUCH AS WHEN REQUIRED BY CLIENT INSTRUCTIONS OR WHEN NECESSARY TO EFFECT EFFICIENT AND TIMELY EXECUTION OF AN ORDER.

        o THE BROKERAGE COMMITTEE WILL CONDUCT AND DOCUMENT A QUARTERLY "BEST EXECUTION REVIEW" TO ENSURE THAT THESE OBJECTIVES ARE BEING MET.

        o THE CHIEF COMPLIANCE OFFICER WILL REVIEW THE DELIBERATIONS AND FINDINGS OF THE BEST EXECUTION REVIEW FOR COMPLETENESS AND CONSISTENCY.

        PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL PORTFOLIO MANAGERS

        RESPONSIBILITY FOR MONITORING AND REVIEW: BROKERAGE COMMITTEE, CHIEF COMPLIANCE OFFICER

4.4  AFFILIATES

BACKGROUND AND RATIONALE

     Transactions by and between affiliates present the potential for conflicts of interest and must be scrutinized with great care. HGK does not presently have any affiliated brokers or underwriters. Our only affiliates at present are our officers, directors and employees and our sub-adviser for international investments. Accordingly, there is little opportunity for conflicts of interest to arise. Nevertheless, all personnel should be aware of the potential for such conflicts and take necessary steps to avoid them.

POLICIES AND PROCEDURES

        o THE OPERATIONS MANAGER WILL MAINTAIN A LIST OF ALL AFFILIATES, WILL INFORM ANY SUCH AFFILIATES OF THEIR STATUS, AND WILL ENSURE THAT NO TRANSACTIONS ARE EFFECTED BETWEEN ANY OF OUR CLIENTS AND SUCH AFFILIATES.


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        o  THE CHIEF COMPLIANCE OFFICER WILL MONITOR THE RELATIONSHIP WITH OUR
           SUB-ADVISOR AFFILIATE, AND ANY TRANSACTIONS EFFECTED BY THE SUB-ADVISOR IN CLIENT ACCOUNTS, IN ORDER TO AVOID ANY ACTUAL OR POTENTIAL CONFLICTS OF INTEREST.

        PRIMARY RESPONSIBILITY FOR COMPLIANCE: OPERATIONS MANAGER

        RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

4.5  SOFT DOLLARS

BACKGROUND AND RATIONALE

     Soft dollars generally refers to arrangements whereby a discretionary investment adviser is allowed to use Client funds to purchase brokerage and research services under certain circumstances without breaching its fiduciary duties to Clients. HGK as a matter of policy does utilize research and other brokerage services on a soft dollar commission basis.

     SECTION 28(e) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") provides a safe harbor for discretionary investment advisers to pay an increased commission to a broker-dealer, above what another broker-dealer would charge for executing a similar transaction, for research and brokerage services, provided that certain conditions are met.

     In order for a particular product or service to fall within the safe harbor, the SEC has stated that a three-step test must be satisfied. First, the adviser must determine whether the product or service constitutes eligible "research" or eligible "brokerage" under SECTION 28(e). Second, the adviser must determine whether the eligible product or service actually provides lawful and appropriate assistance in the performance of such adviser's investment decision-making responsibilities. If the product or service has a mixed use (E.G., partially non-eligible and partially eligible), the adviser must make a reasonable allocation of the costs of the product according to its use. Finally, the adviser must make a good faith determination that the amount of Client commissions paid is reasonable in light of the value of products or services provided by the broker-dealer.

     In order for a particular product to constitute "research services" consistent with the safe harbor, the adviser must conclude that the product either (1) furnishes ADVICE relating to (a) the value of securities, (b) the advisability of investing in, purchasing or selling securities and (c) the availability of securities or purchasers or sellers of securities, or
     (2) furnishes ANALYSES and REPORTS concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The SEC has further noted that an eligible product or service must reflect the expression of reasoning or knowledge with respect to the items mentioned in (1) and (2) above.

     In order for a particular product or service to constitute eligible "brokerage" services, the SEC recently stated that brokerage begins when the adviser communicates with the broker-dealer for the purpose of transmitting an order for execution and ends when funds


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     or securities are delivered or credited to the advised account or the account holder's agent. As a result, any services related to the execution, clearing and settlement of securities transactions and other functions incidental to effecting securities transactions constitute eligible "brokerage" services.

     In the event HGK obtains any mixed--use products or services on a soft dollar basis, HGK will make a reasonable allocation of the cost between that portion which is eligible as research or brokerage services and that portion which is not so qualified. The portion eligible as research or other brokerage services will be paid for with discretionary Client commissions and the non-eligible portion, e.g. computer hardware, accounting systems, etc., which is not eligible for the SECTION 28(e) safe harbor will be paid for with HGK's own funds. For any mixed-use products or services, HGK will maintain appropriate records of its reviews and good faith determinations of its reasonable allocations.

     HGK periodically reviews HGK's soft dollar arrangements, budget, allocations, and monitors HGK's policy. As part of HGK's policy and soft dollar practices, appropriate disclosures are included in our Form ADV(s) and periodically reviewed and updated to accurately disclose HGK's policies and practices.

POLICIES AND PROCEDURES

        o RESEARCH SERVICES ARE GENERALLY PURCHASED WITH BROKERAGE COMMISSIONS ONLY IN ACCORDANCE WITH THE SAFE HARBOR PROVISIONS OF SECTION 28(E) OF THE EXCHANGE ACT.

        o ANY "MIXED USE" SOFT DOLLAR ARRANGEMENTS, OR OTHER ARRANGEMENTS NOT COVERED BY THE SAFE HARBOR PROVISIONS, MUST BE SPECIFICALLY APPROVED BY THE CHIEF COMPLIANCE OFFICER.

        o HGK WILL NOT USE COMMISSIONS FROM THE MUTUAL FUND ACCOUNT OR ANY ERISA ACCOUNTS TO OBTAIN NON-SAFE HARBOR PRODUCTS.

        o THE BROKERAGE COMMITTEE WILL INITIALLY REVIEW AND APPROVE, AND THEREAFTER REVIEW EACH OF HGK'S SOFT DOLLAR ARRANGEMENTS AND BROKERAGE ALLOCATIONS FOR SOFT DOLLAR RESEARCH SERVICES AND PRODUCTS ON A PERIODIC AND AT LEAST AN ANNUAL BASIS USING THE SOFT DOLLAR DATA SHEET, A COPY OF WHICH IS AVAILABLE UPON REQUEST.

        o ALL REQUIRED DISCLOSURES CONCERNING SOFT DOLLAR ARRANGEMENTS WILL BE MADE AND WILL BE REVIEWED BY THE CCO AT LEAST ANNUALLY, AND MORE FREQUENTLY IF NECESSARY BY CIRCUMSTANCES OR WHEN AN AMENDMENT TO HGK'S FORM ADV IS REQUIRED.


4.6  DIRECTED BROKERAGE

BACKGROUND AND RATIONALE

     Clients may direct advisers to use a particular broker-dealer under various circumstances, including where a Client has a pre-existing relationship with the broker or participates in a commission recapture program, among other situations. Advisers may also elect not to exercise brokerage discretion and, therefore, require Clients to direct brokerage.


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     Advisers should recommend to Clients the use of broker-dealers providing reasonable, competitive and quality brokerage services and advise Clients if a Client's directed broker does not provide competitive and quality services.

     HGK may accept Client instructions for directing the Client's brokerage transactions to a particular broker-dealer. Any Client instructions to HGK are to be in writing with appropriate disclosures that for any directed brokerage arrangements HGK will not negotiate commissions, may not obtain volume discounts or aggregate directed transactions, and that commission charges will vary among Clients and best execution may not be obtained.

POLICIES AND PROCEDURES

        o ANY CLIENT DIRECTED BROKERAGE INSTRUCTIONS AND ARRANGEMENTS ARE TO BE IN WRITING AND MUST BE REVIEWED BY THE CHIEF COMPLIANCE OFFICER. ANY CLIENT BROKERAGE INSTRUCTIONS ARE MAINTAINED IN THE CLIENT DOCUMENT FILE.

        o HGK PROVIDES APPROPRIATE DISCLOSURES IN HGK'S FORM ADV AND/OR HGK'S ADVISORY AGREEMENT.

        o ANY RELATIONSHIPS AND CONFLICTS OF INTEREST RELATING TO ARRANGEMENTS IN WHICH BROKERS REFER CLIENTS TO HGK WILL BE DISCLOSED TO CLIENTS.

        o TRANSACTIONS INVOLVING EMPLOYEE BENEFIT PLAN ASSETS MUST COMPLY WITH ERISA.


        PRIMARY RESPONSIBILITY FOR COMPLIANCE: PORTFOLIO MANAGERS

        RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER, BROKERAGE COMMITTEE

4.7  OTHER TRADING ISSUES

        o APPROVED TRADING PERSONNEL: HGK'S POLICY IS THAT TRADES ARE EXECUTED ONLY BY APPROVED ADVISORY PERSONNEL, WHOSE INITIALS MUST APPEAR ON THE ORDER MEMORANDUM AND ENTERED IN THE PORTFOLIO MANAGEMENT SYSTEM.

        o APPROVED BROKERS: TRADES WILL ONLY BE EXECUTED THROUGH APPROVED BROKERS WHOSE NAMES ARE MAINTAINED IN THE PORTFOLIO MANAGEMENT SYSTEM. THE BROKERAGE COMMITTEE AND THE CHIEF COMPLIANCE OFFICER MUST APPROVE ANY ADDITIONS TO THE APPROVED BROKER LIST.

        o TRADE SETTLEMENT PROCEDURES: THE OPERATIONS MANAGER WILL REVIEW TRADE SETTLEMENTS CONTINUALLY, AND WILL BRING ANY ISSUES TO THE ATTENTION OF THE PORTFOLIO MANAGERS AND THE BROKERAGE COMMITTEE.

        o PORTFOLIO PUMPING: THE PRACTICES KNOWN AS "PORTFOLIO PUMPING" i. E., LARGE PURCHASES OF ADDITIONAL SHARES TO INFLATE THE VALUE OF EXISTING HOLDINGS, OR "WINDOW DRESSING," I. E. , PURCHASES NEAR THE END OF THE QUARTER TO GIVE THE PORTFOLIO THE APPEARANCE OF QUALITY AND HIGH-PERFORMING HOLDINGS, ARE STRICTLY


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           PROHIBITED. THE CHIEF COMPLIANCE OFFICER WILL ALSO REVIEW QUARTERLY
           TRANSACTION REPORTS REFLECTING ACTIVITY FOR THE TEN TRADING DAYS PRIOR TO THE END OF THE QUARTER, IN ORDER TO DETERMINE WHETHER ANY UNUSUAL ACTIVITY INDICATING "WINDOW DRESSING" OR "PORTFOLIO PUMPING" HAVE OCCURRED.

        o OVERTRADING OR "CHURNING:" THE CHIEF COMPLIANCE OFFICER WILL PERIODICALLY REVIEW TRADING ACTIVITY IN ALL ACCOUNTS TO DETERMINE IF ANY ACCOUNTS HAVE BEEN OVERTRADED OR "CHURNED. "

        o CROSS TRANSACTIONS: SECTION 406(B)(2) OF ERISA PROHIBITS INVESTMENT ADVISERS AND MANAGERS FROM ENGAGING IN THE PURCHASE AND SALE OF A SECURITY BETWEEN TWO MANAGED ACCOUNTS OR FUNDS MANAGED BY THE SAME INVESTMENT ADVISOR OR MANAGER, ABSENT AN EXEMPTION, EVEN WHEN IT IS IN THE BEST INTEREST OF BOTH CLIENTS. HGK WILL NOT ENGAGE IN ANY AGENCY CROSS TRANSACTIONS WHERE HGK ACTS AS AGENT OR BROKER FOR A CLIENT OR ANY COUNTER-PARTY. ANY CROSS TRANSACTIONS MUST BE IN THE INTERESTS OF BOTH CLIENTS, AND WILL BE CONDUCTED THROUGH AN INDEPENDENT BROKER AT THE PREVAILING MARKET PRICE. NO CROSS TRANSACTIONS WILL BE EFFECTED BETWEEN A CLIENT AND THE MUTUAL FUND.

4.8  SAFEGUARDING OF CLIENT ASSETS

BACKGROUND AND RATIONALE

     As a matter of policy and practice, HGK does not permit HGK or employees to accept or maintain custody of Client assets. It is our policy that we will not accept, hold, directly or indirectly, Client funds or securities, or have any authority to obtain possession of them, including direct debiting of advisory fees. HGK will not intentionally take custody of Client cash or securities. However, the Mutual Fund is managed by the Investment Manager, who handles Client assets or funds and maintains Client funds and securities with "qualified custodians," which include banks, registered broker-dealers, and certain foreign custodians, which provide at least quarterly account statements directly to advisory Clients. The Investment Manager maintains and enforces its own written code of ethics and has established and adopted its own formal compliance program, which is available upon request.

     Rule 206(4)-2 of the Advisers Act defines custody as "holding, directly or indirectly, Client funds or securities, or having any authority to obtain possession of them." This definition includes three examples to clarify what constitutes custody for advisers as follows:

        o POSSESSION OF CLIENT FUNDS OR SECURITIES, UNLESS AN ADVISER RECEIVES THEM INADVERTENTLY FROM A CLIENT AND RETURNS THEM WITHIN THREE BUSINESS DAYS OF RECEIPT, CUSTODY CAN BE AVOIDED;


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        o  ANY ARRANGEMENT WHICH AUTHORIZES OR PERMITS AN ADVISER TO WITHDRAW
           CLIENT FUNDS OR SECURITIES, e. g., A GENERAL POWER OF ATTORNEY, DIRECT DEBITING OF ADVISORY FEES, etc. ; AND

        o ANY CAPACITY, e. g., GENERAL PARTNER OF A LIMITED PARTNERSHIP, TRUSTEE, ETC. , THAT GIVES AN ADVISER, OR SUPERVISED PERSON, LEGAL OWNERSHIP OR ACCESS TO CLIENT FUNDS OR SECURITIES.

     The custody rule also requires advisers with custody to maintain Client funds and securities with "qualified custodians," which include banks, registered broker-dealers, and certain foreign custodians, which provide at least quarterly account statements directly to advisory Clients.

     Advisers that deduct fees directly from Client accounts will be deemed to have custody and must comply with the requirements of the new rule in lieu of no-action letters issued by SEC staff. However, advisers that have custody only because they deduct fees may continue to answer "no" to the custody questions in Item 9 to Part I of the Form ADV.

POLICIES AND PROCEDURES

        o HGK WILL ONLY PERMIT "QUALIFIED CUSTODIANS" TO MAINTAIN CLIENT FUNDS AND SECURITIES.

        o IN THE EVENT ANY EMPLOYEE OF HGK RECEIVES FUNDS, SECURITIES, OR OTHER ASSETS FROM A CLIENT, SUCH EMPLOYEE MUST IMMEDIATELY NOTIFY THE CHIEF COMPLIANCE OFFICER AND ARRANGE TO RETURN SUCH FUNDS, SECURITIES OR OTHER ASSETS TO THE CLIENT WITHIN THREE BUSINESS DAYS OF RECEIVING THEM.

        o ANY ARRANGEMENTS FOR DEDUCTING FEES FROM CLIENTS' ACCOUNTS MUST BE PROPERLY DOCUMENTED IN ACCORDANCE WITH THE RULE.

        o  TO AVOID BEING DEEMED TO HAVE CUSTODY, HGK'S POLICIES PROHIBIT:

           o ANY EMPLOYEE, OFFICER, AND/OR HGK FROM HAVING SIGNATORY POWER OVER ANY CLIENT'S CHECKING ACCOUNT;

           o ANY EMPLOYEE, OFFICER, AND/OR HGK FROM HAVING THE POWER TO UNILATERALLY WIRE FUNDS FROM A CLIENT'S ACCOUNT;

           o ANY EMPLOYEE, OFFICER, AND/OR HGK FROM HOLDING ANY CLIENT'S SECURITIES OR FUNDS IN HGK'S NAME AT ANY FINANCIAL INSTITUTION;

           o ANY EMPLOYEE, OFFICER, AND/OR HGK FROM PHYSICALLY HOLDING CASH OR SECURITIES OF ANY CLIENT;

           o ANY EMPLOYEE, OFFICER, AND/OR HGK FROM HAVING GENERAL POWER OF ATTORNEY OVER A CLIENT'S ACCOUNT;



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           o  ANY EMPLOYEE, OFFICER, AND/OR HGK FROM HOLDING CLIENT ASSETS
              THROUGH AN AFFILIATE OF HGK WHERE HGK, ITS EMPLOYEES OR OFFICERS HAVE ACCESS TO CLIENT ASSETS;

           o ANY EMPLOYEE, OFFICER, AND/OR HGK FROM RECEIVING THE PROCEEDS FROM THE SALE OF CLIENT SECURITIES OR INTEREST OR DIVIDEND PAYMENTS MADE ON A CLIENT'S SECURITIES OR CHECK PAYABLE TO HGK EXCEPT FOR ADVISORY FEES;

           o ANY EMPLOYEE, OFFICER, AND/OR HGK FROM DIRECTLY DEDUCTING ADVISORY FEES FROM A CLIENT'S ACCOUNT;

           o ANY EMPLOYEE, OFFICER AND/OR HGK FROM ACTING AS A TRUSTEE OR EXECUTOR FOR ANY CLIENT TRUST OR ESTATE;

           o ANY EMPLOYEE, OFFICER AND/OR HGK FROM ACTING AS GENERAL PARTNER AND INVESTMENT ADVISER TO ANY INVESTMENT PARTNERSHIP.

           PRIMARY RESPONSIBILITY FOR COMPLIANCE: MANAGING DIRECTOR, OFFICE OPERATIONS

           RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

5    ACCURACY OF DISCLOSURES

5.1  REGISTRATIONS


BACKGROUND AND RATIONALE

     As a registered investment adviser, HGK maintains and renews its adviser registration on an annual basis through the Investment Adviser Registration Depository ("IARD"), for HGK, state filings, as appropriate, and investment adviser representatives ("IARS").

     HGK's policy is to monitor and maintain all appropriate firm and IAR registrations that may be required for providing advisory services to our Clients in any location. HGK monitors the state residences of our Clients, and will not provide advisory services unless appropriately registered as required, or a DE MINIMIS or other exemption exists.

     In accordance with the Advisers Act, and unless otherwise exempt from registration requirements, investment advisers are required to be registered either with the SEC or with the state(s) in which HGK maintains a place of business and/or is otherwise required to register in accordance with each individual state(s) regulations and DE MINIMIS requirements. The registered investment adviser is required to maintain such registrations on an annual basis through the timely payment of renewal fees and the filing of HGK's annual amendment to its registration statement.

     Individuals providing advisory services on behalf of HGK are also required to maintain appropriate registration(s) in accordance with each state(s) regulations unless otherwise exempt from such registration requirements. The definition of investment adviser


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     representative may vary on a state-by-state basis. The investment adviser representative registration(s) must also be renewed on an annual basis through the timely payment of renewal fees.

POLICIES AND PROCEDURES

        o THE CHIEF COMPLIANCE OFFICER, OR OTHER DESIGNATED OFFICER, MONITORS THE STATE RESIDENCES OF OUR CLIENTS, AND HGK AND/OR ITS IARS WILL NOT PROVIDE ADVISORY SERVICES UNLESS APPROPRIATELY REGISTERED AS REQUIRED, OR A de minimis OR OTHER EXEMPTION EXISTS.

        o THE CHIEF COMPLIANCE OFFICER, OR OTHER DESIGNATED OFFICER, MONITORS HGK'S AND IAR REGISTRATION REQUIREMENTS ON AN ON-GOING AS WELL AS A PERIODIC BASIS.

        o REGISTRATION FILINGS ARE MADE ON A TIMELY BASIS AND APPROPRIATE FILES AND COPIES OF ALL FILINGS ARE MAINTAINED BY THE CHIEF COMPLIANCE OFFICER OR OTHER DESIGNATED OFFICER.

5.2  REGULATORY REPORTING

BACKGROUND AND RATIONALE

     As a registered investment adviser with the SEC, or appropriate state(s), HGK's policy is to maintain HGK's regulatory reporting requirements on an effective and good standing basis at all times. HGK also monitors, on an on-going and periodic basis, any regulatory filings or other matters that may require amendment or additional filings with the SEC and/or any states for HGK and its associated persons.

     Any regulatory filings for HGK are to be made promptly and accurately. Our firm's normal regulatory filings include Form ADV and 13F. Other forms, such as Forms 13D or 13G, may be required if our aggregate holdings in a publicly-traded company exceed 5% or more.

     Form ADV is HGK's regulatory disclosure document. Form ADV, therefore, provides information to the public and to regulators regarding HGK. Regulations require that material changes to Form ADV be updated promptly and that Form ADV be updated annually.

POLICIES AND PROCEDURES

        FILING REQUIREMENTS:

        o HGK MAKES AN ANNUAL FILING OF FORM ADV WITHIN 90 DAYS OF THE END OF EACH FISCAL YEAR (ANNUAL UPDATING AMENDMENT) TO UPDATE CERTAIN INFORMATION REQUIRED TO BE UPDATED ON AN ANNUAL BASIS.


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        o  HGK PROMPTLY UPDATES ITS FORM ADV AND CERTAIN INFORMATION IN FORM
           ADV, PART 1 WHEN MATERIAL CHANGES OCCUR.

        o ALL EMPLOYEES SHOULD REPORT TO THE CHIEF COMPLIANCE OFFICER, OR OTHER DESIGNATED OFFICER, ANY INFORMATION IN FORM ADV THAT SUCH EMPLOYEE BELIEVES TO BE MATERIALLY INACCURATE OR IF FORM ADV OMITS MATERIAL INFORMATION.

        o THE OPERATIONS MANAGER WILL ENSURE TIMELY FILING OF ALL FORMS 13D, 13F AND 13G, AS REQUIRED, AND WILL MAINTAIN APPROPRIATE RECORDS OF SUCH FILINGS.

        o THE DESIGNATED OFFICER WILL REVIEW HGK'S COMPLETE FORM ADV ON A PERIODIC BASIS TO MAINTAIN FORM ADV ON A CURRENT AND ACCURATE BASIS AND TO PROPERLY REFLECT AND BE CONSISTENT WITH HGK'S CURRENT SERVICES, BUSINESS PRACTICES, FEES, INVESTMENT PROFESSIONALS, AFFILIATIONS AND CONFLICTS OF INTEREST, AMONG OTHER THINGS.

        o WHEN CHANGES OR UPDATES TO FORM ADV ARE NECESSARY OR APPROPRIATE, THE DESIGNATED OFFICER WILL MAKE ANY AND ALL FORM ADV AMENDMENTS TIMELY AND PROMPTLY AND MAINTAIN RECORDS OF THE FILINGS AND AMENDMENTS.

5.3  FORM ADV -- COMMUNICATION TO CLIENTS AND PROSPECTIVE CLIENTS

BACKGROUND AND RATIONALE

     HGK, as a matter of policy, complies with relevant regulatory requirements and maintains its Form ADV on a current and accurate basis. HGK's Form ADV provides information about HGK's advisory services, business practices, professionals, policies and any actual and potential conflicts of interest, among other things.

     Pursuant to Rule 204-3(a) of the Advisers Act, investment advisers are obligated to provide certain written disclosures to prospective and existing Clients. The adviser may satisfy this obligation by furnishing such prospective or existing Clients with Part II of its Form ADV or another document containing all of the information required by Part II of Form ADV.

POLICIES AND PROCEDURES:

INITIAL DELIVERY

        o A REPRESENTATIVE OF HGK WILL PROVIDE A COPY OF HGK'S CURRENT FORM ADV TO EACH PROSPECTIVE CLIENT EITHER: (1) AT THE TIME OF ENTERING INTO AN ADVISORY AGREEMENT WITH A CLIENT; OR (2) NOT LESS THAN 48 HOURS PRIOR TO ENTERING INTO AN ADVISORY AGREEMENT WITH A CLIENT.

        o HGK WILL MAINTAIN A DOCUMENT OR ACKNOWLEDGEMENT EVIDENCING DELIVERY OF THE FORM ADV TO EACH CLIENT.

        o THE CHIEF COMPLIANCE OFFICER WILL MAINTAIN DATED COPIES OF ALL HGK'S COMPLETE FORM ADVS SO AS TO BE ABLE TO IDENTIFY WHICH FORM ADV WAS IN USE AT ANY TIME.


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ANNUAL OFFER/DELIVERY

        o HGK WILL SEND A NOTICE (THE "ANNUAL OFFER") TO ALL CURRENT CLIENTS ONCE EACH YEAR, OFFERING A CURRENT COPY OF HGK'S FORM ADV. ANNUAL OFFERS WILL INFORM CLIENTS THAT HGK WILL DELIVER ITS CURRENT DISCLOSURE TO CLIENTS, UPON CLIENT REQUEST.

        o HGK WILL MAINTAIN AN "ANNUAL OFFER FILE" FOR EACH CALENDAR YEAR WHICH WILL INCLUDE:

        A SAMPLE COPY OF THE ANNUAL OFFER,

        A COPY OF THE FORM ADV OFFERED TO CLIENTS FOR THE PARTICULAR YEAR,

        A LIST OF THE NAMES AND ADDRESSES OF THE CLIENTS TO WHOM HGK SENT AN
          ANNUAL OFFER,

        A LIST/COPIES OF CLIENT REQUESTS FOR HGK'S FORM ADV, AND

        COPIES OF HGK'S LETTERS TO CLIENTS SENDING THE FORM ADV, WHICH WILL BE SENT WITHIN SEVEN DAYS OF THE RECEIPT OF ANY CLIENT REQUEST.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: MANAGING DIRECTOR, OFFICE OPERATIONS

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

5.4  ALTERNATIVE INVESTMENT PRODUCT

     The Investment Manager maintains and enforces its own written code of ethics and has established and adopted its own formal compliance program, which is available upon request. HGK's Form ADV will report the Investment Manager and will identify the current value of the total assets in the Investment Manager.


5.5  INDIVIDUAL REGISTRATIONS AND DISCIPLINARY MATTERS

        o INDIVIDUAL EMPLOYEES OF HGK WHO ARE REGISTERED WITH THE SEC OR ANY OTHER REGULATORY BODY ARE REQUIRED TO ENSURE THAT THEIR REGISTRATIONS ARE CURRENT AT ALL TIMES.

        o HGK WILL INQUIRE OF ANY PROSPECTIVE EMPLOYEE WHETHER SUCH PROSPECTIVE EMPLOYEE HAS EVER BEEN SUBJECT TO A DISCIPLINARY ACTION BY THE SEC OR ANY OTHER REGULATORY BODY.

        o CURRENT EMPLOYEES ARE REQUIRED TO NOTIFY THE CHIEF COMPLIANCE OFFICER WHETHER ANY SUCH EMPLOYEE HAS BEEN OR IS CURRENTLY SUBJECT TO A DISCIPLINARY PROCEEDING BY THE SEC OR ANY OTHER REGULATORY BODY.

        o EMPLOYEES WILL BE REQUIRED TO CERTIFY ANNUALLY THAT THEY HAVE PROVIDED THE CHIEF COMPLIANCE OFFICER WITH ALL DISCIPLINARY HISTORY INFORMATION.

        o The Chief Compliance Officer will consider and refer to the Compliance Committee whether any employee subject to disciplinary proceedings, either


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           currently or in the past, should be employed by HGK, or whether such person may be subject to additional supervision.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE OFFICER COMPLIANCE: ALL REGISTERED EMPLOYEES, CHIEF COMPILANCE OFFICER

     RESPONSIBILITY FOR MONITORING AND REVIEW: COMPLIANCE COMMITTEE

6    CREATION AND MAINTENANCE OF BOOKS AND RECORDS

BACKGROUND AND RATIONALE

     As a registered investment adviser, HGK is required, and as a matter of policy, maintains various books and records on a current and accurate basis which are subject to periodic regulatory examination. Our firm's policy is to maintain firm and Client files and records in an appropriate, current, accurate and well-organized manner in various areas of HGK depending on the nature of the records.

     HGK's policy is to maintain required firm and Client records and files in an appropriate office of HGK for at least two years and in a readily accessible facility and location for an additional three years for a total of not less than five years from the end of the applicable fiscal year. Certain records for HGK's performance, advertising and corporate existence are kept for longer periods. (Certain states may require longer record retention.)

     Registered investment advisers, as regulated entities, are required to maintain specified books and records. There are generally two groups of books and records to be maintained. The first group is financial records for an adviser as an on-going business such as financial journals, balance sheets, bills, ETC. The second general group of records consists of Client related files as a fiduciary to HGK's Clients and these include agreements, statements, correspondence and advertising, trade records, among many others.

     The objectives of the policies and procedures are to ensure that:

           o records are maintained in accordance with the requirements of Rule 31a-1 under the 1940 Act and Rule 204-2 under the Advisers Act;

           o  records of Client suitability determinations are maintained;

           o records are preserved in accordance with the requirements of Rule 31a-2 under the 1940 Act and Rule 204-2 under the Advisers Act;

           o  records are protected from unauthorized access and manipulation;

           o records are protected from unplanned destruction; and o records of e-mail correspondence are maintained and preserved in accordance with applicable 1940 Act and the Advisers Act recordkeeping requirements.


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6.1  ORGANIZATION DOCUMENTS

     As a registered investment adviser and legal entity, HGK has a duty to maintain accurate and current "ORGANIZATION DOCUMENTS" (as itemized below). As a matter of policy, HGK maintains all Organization Documents, and related records at its principal office. Organization Documents include the following, among others:

           o  ARTICLES OF INCORPORATION, BY-LAWS, ETC (FOR CORPORATIONS);

           o AGREEMENTS AND/OR ARTICLES OF ORGANIZATION (FOR LIMITED LIABILITY COMPANIES);

           o PARTNERSHIP AGREEMENTS AND/OR ARTICLES (FOR PARTNERSHIPS AND LIMITED LIABILITY PARTNERSHIPS);

           o  CHARTERS;

           o  MINUTE BOOKS;

           o  STOCK CERTIFICATE BOOKS/LEDGERS;

           o  ORGANIZATION RESOLUTIONS; AND

           o  ANY CHANGES OR AMENDMENTS OF THE ORGANIZATION DOCUMENTS.

POLICIES AND PROCEDURES

        o HGK'S DESIGNATED OFFICER WILL MAINTAIN THE ORGANIZATION DOCUMENTS IN HGK'S PRINCIPAL OFFICE IN A SECURE LOCATION.

        o ALL ORGANIZATION DOCUMENTS WILL BE MAINTAINED IN A WELL-ORGANIZED AND CURRENT MANNER AND REFLECT CURRENT DIRECTORS, OFFICERS, MEMBERS OR PARTNERS, AS APPROPRIATE. OUR ORGANIZATION DOCUMENTS WILL BE MAINTAINED FOR THE LIFE OF HGK IN A SECURE MANNER AND LOCATION AND FOR AN ADDITIONAL THREE YEARS AFTER THE TERMINATION OF HGK.

6.2  TYPICAL BUSINESS AND ACCOUNTING RECORDS

     As a registered investment adviser and legal entity, HGK has a duty to maintain accurate and current business and accounting records and all related documents, in our office for at least two years and for at least another three years in a readily-accessible location. Typical business and accounting records include the following, among others:

           o JOURNALS: INCLUDING CASH RECEIPTS AND DISBURSEMENT RECORDS, AND ANY OTHER RECORDS OF ORIGINAL ENTRY FORMING THE BASIS OF ENTRIES IN ANY LEDGER;

           o GENERAL AND AUXILIARY LEDGERS: (OR OTHER COMPARABLE RECORDS) REFLECTING ASSET, LIABILITY, RESERVE, CAPITAL, INCOME AND EXPENSE ACCOUNTS;


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           o  MEMORANDA REGARDING PURCHASE AND SALE OF SECURITIES: INCLUDING
              INSTRUCTIONS FROM CLIENTS FOR THE PURCHASE, SALE, DELIVERY, OR RECEIPT OF SECURITIES (SHOWING, AMONG OTHER THINGS, THE TERMS AND CONDITIONS OF THE ORDER, WHO RECOMMENDED THE TRANSACTION ON BEHALF OF HGK, WHO PLACED THE ORDER, THE ACCOUNT FOR WHICH ENTERED, THE DATE OF ENTRY, AND WHERE APPROPRIATE THE BANK, BROKER OR DEALER THAT EXECUTED THE ORDER);

           o CHECK BOOKS, BANK STATEMENTS, CANCELLED CHECKS AND CASH RECONCILIATIONS, INCLUDING ALL SUCH STATEMENTS RELATING TO HGK;

           o  BILLS OR STATEMENTS, INCLUDING THOSE PAID OR UNPAID, RELATING TO
              HGK;

           o TRIAL BALANCES, FINANCIAL STATEMENTS, AND INTERNAL AUDIT WORKING PAPERS;

           o ORIGINALS OR COPIES OF CERTAIN COMMUNICATIONS, INCLUDING THOSE SENT TO OR RECEIVED BY HGK (INCLUDING RESPONSES TO REQUESTS FOR PROPOSALS THAT DETAIL PROPOSED INVESTMENT ADVICE, THE PLACING OR EXECUTING OF PURCHASE OR SALE ORDERS, OR THE RECEIPT, DELIVERY OR DISBURSEMENT OF FUNDS OR SECURITIES;

           o DOCUMENTS RELATING TO HGK'S DISCRETIONARY CLIENT ACCOUNTS, INCLUDING POWERS OF ATTORNEY OR GRANTS OF AUTHORITY;

           o WRITTEN AGREEMENTS, INCLUDING ALL AGREEMENTS WITH CLIENTS OR OTHERWISE RELATING TO HGK'S BUSINESS;

           o PUBLICATIONS AND RECOMMENDATIONS, INCLUDING THOSE DISTRIBUTED TO TEN OR MORE PERSONS AND A RECORD OF THE FACTUAL BASIS AND REASONS FOR THE RECOMMENDATION (IF NOT SET FORTH IN THE PUBLICATION); AND

           o CERTAIN SECURITIES TRANSACTIONS IN WHICH HGK OR ITS ADVISORY REPRESENTATIVES HAVE A DIRECT OR INDIRECT BENEFICIAL OWNERSHIP OR INTEREST (EXCLUDING THOSE SET FORTH IN RULE 204-2(A)(12)(I)(A) -(B)) AND CONTAINING:

           o  TITLE AND AMOUNT OF THE SECURITY INVOLVED;

           o  DATE AND NATURE OF THE TRANSACTION;

           o  PRICE AT WHICH THE TRANSACTION WAS EFFECTED;

           o NAME OF THE BROKER, DEALER, OR BANK THROUGH WHOM THE TRANSACTION WAS EFFECTED;

           o PERFORMANCE ADVERTISEMENTS, INCLUDING DOCUMENTS NECESSARY TO FORM THE BASIS FOR SUCH PERFORMANCE INFORMATION;


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           o  LITIGATION AND ANY SEC CORRESPONDENCE, INCLUDING DEFICIENCY
              LETTERS, CLIENT OR EMPLOYEE LITIGATION, AND ANY SEC
              CORRESPONDENCE;

           o CLIENT COMMUNICATIONS, INCLUDING ACCOUNT STATEMENTS AND CLIENT'S ACKNOWLEDGEMENT OF DISCLOSURE STATEMENTS;

           o SOLICITOR DOCUMENTS, INCLUDING ANY DISCLOSURE STATEMENTS AND WRITTEN AGREEMENTS; AND

           o  REGULATORY FILINGS, INCLUDING FORMS ADV AND U-4.

POLICIES AND PROCEDURES

        o THE MANAGING DIRECTOR, OFFICE OPERATIONS, AND OTHER DESIGNATED OFFICERS, INDIVIDUALS, OR DEPARTMENT MANAGERS, AS MAY BE APPROPRIATE, HAVE THE RESPONSIBILITY FOR HGK'S FILING SYSTEMS FOR THE BOOKS, RECORDS AND FILES REQUIRED TO BE MAINTAINED BY HGK. HGK'S FILING SYSTEMS FOR RECORDS, WHETHER STORED IN FILES OR ELECTRONIC MEDIA, ARE DESIGNED TO MEET HGK'S POLICY, BUSINESS NEEDS AND REGULATORY REQUIREMENTS AS FOLLOWS:

           o  ARRANGING FOR EASY LOCATION, ACCESS AND RETRIEVAL;

           o HAVING AVAILABLE THE MEANS TO PROVIDE LEGIBLE TRUE AND COMPLETE COPIES;

           o FOR RECORDS STORED ON ELECTRONIC MEDIA, BACK-UP FILES ARE MADE AND SUCH RECORDS STORED SEPARATELY;

           o REASONABLY SAFEGUARDING ALL FILES, INCLUDING ELECTRONIC MEDIA, FROM LOSS, ALTERATION OR DESTRUCTION;

           o  LIMITING ACCESS BY AUTHORIZED PERSONS TO HGK'S RECORDS; AND

           o ENSURING THAT ANY NON-ELECTRONIC RECORDS THAT ARE ELECTRONICALLY REPRODUCED AND STORED ARE ACCURATE REPRODUCTIONS.

           o PERIODIC REVIEWS MAY BE CONDUCTED BY THE DESIGNATED OFFICER, INDIVIDUAL OR DEPARTMENT MANAGERS TO MONITOR HGK'S RECORDKEEPING SYSTEMS, CONTROLS, AND FIRM AND CLIENT FILES.

6.3  E-MAIL AND OTHER ELECTRONIC COMMUNICATIONS

BACKGROUND AND RATIONALE

     HGK's policy provides that e-mail, instant messaging, and other electronic communications are treated as written communications and that such communications must always be of a professional nature. Our policy covers electronic communications for HGK, to or from our Clients, and includes any personal e-mail communications within HGK. Personal use of HGK's e-mail and any other electronic systems is strongly discouraged. Also, all firm and Client related electronic communications must be on


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     HGK's systems, and use of personal e-mail addresses or other personal electronic communications for firm or Client communications is prohibited.

     As a result of recent financial industry issues and several regulatory actions against major firms involving very significant fines, financial industry regulators, E.G., the SEC and NASD are focusing attention on advisers and broker-dealer policies and practices on the use of e-mail, other electronic communications and retention practices.

     The Books and Records rule (Rule 204-2(a)(7)) provides that specific written communications must be kept, including those relating to

           o  INVESTMENT RECOMMENDATIONS OR ADVICE GIVEN OR PROPOSED;

           o  RECEIPT OR DELIVERY OF FUNDS OR SECURITIES; AND

           o PLACING AND EXECUTION OF ORDERS FOR THE PURCHASE OR SALE OF SECURITIES.

     All electronic communications are viewed as written communications, and the SEC has publicly indicated its expectation that firms retain all electronic communications for the required record retention periods. If a method of communication lacks a retention method, then it must be prohibited from use by HGK. Further, SEC regulators also will request and expect all electronic communications of supervised persons to be monitored and maintained for the same required periods. E-mails consisting of spam or viruses are not required to be maintained.

POLICIES AND PROCEDURES

        o HGK'S E-MAIL POLICY HAS BEEN COMMUNICATED TO ALL PERSONS WITHIN HGK AND ANY CHANGES IN OUR POLICY WILL BE PROMPTLY COMMUNICATED.

        o ALL EMPLOYEES ARE REQUIRED TO ENSURE THAT E-MAILS AND OTHER COMMUNICATIONS ARE RETAINED AND NOT DELETED OR DISCARDED, IF SUCH COMMUNICATIONS RELATE TO:

           o  INVESTMENT RECOMMENDATIONS OR ADVICE GIVEN OR PROPOSED;

           o  RECEIPT OR DELIVERY OF FUNDS OR SECURITIES; AND

           o PLACING AND EXECUTION OF ORDERS FOR THE PURCHASE OR SALE OF SECURITIES.

        o E-MAILS AND ANY OTHER ELECTRONIC COMMUNICATIONS RELATING TO HGK'S ADVISORY SERVICES AND CLIENT RELATIONSHIPS WILL BE MAINTAINED AND MONITORED BY THE CHIEF COMPLIANCE OFFICER ON AN ON-GOING OR PERIODIC BASIS THROUGH APPROPRIATE SOFTWARE PROGRAMMING OR SAMPLING OF E-MAIL, AS HGK DEEMS MOST APPROPRIATE BASED ON THE SIZE AND NATURE OF OUR FIRM AND OUR BUSINESS.

        o ALL E-MAILS AND OTHER ELECTRONIC COMMUNICATIONS RECORDS, WHETHER BUSINESS- RELATED OR OTHERWISE, WILL BE STORED, MAINTAINED AND ARRANGED FOR EASY ACCESS AND RETRIEVAL SO AS TO PROVIDE TRUE AND COMPLETE COPIES WITH APPROPRIATE BACKUP AND SEPARATE STORAGE FOR THE REQUIRED PERIODS.


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        o  ELECTRONIC COMMUNICATIONS WILL BE MAINTAINED IN ELECTRONIC MEDIA,
           WITH PRINTED COPIES IF APPROPRIATE, FOR A PERIOD OF TWO YEARS ON-SITE AT OUR OFFICES AND AT AN OFF- SITE LOCATION FOR AN ADDITIONAL THREE YEARS.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: Each employee has an initial responsibility to be familiar with and follow HGK's e-mail policy with respect to their individual e-mail communications.

     RESPONSIBILITY FOR MONITORING AND REVIEW: The Chief Compliance Officer has the overall responsibility for making sure all employees are familiar with HGK's e-mail policy, implementing and monitoring our e-mail policy, practices and recordkeeping.

7 MARKETING AND OTHER COMMUNICATIONS

BACKGROUND AND RATIONALE

     HGK uses various advertising and marketing materials to obtain new Clients and to maintain existing Client relationships. HGK's policy requires that any advertising and marketing materials must be truthful and accurate, consistent with applicable rules, and reviewed and approved by a designated officer. HGK's policy prohibits any advertising or marketing materials that may be misleading, fraudulent, deceptive and/or manipulative.

POLICIES AND PROCEDURES

        o ALL ADVERTISEMENTS AND PROMOTIONAL MATERIALS MUST BE REVIEWED AND APPROVED PRIOR TO USE BY THE CHIEF COMPLIANCE OFFICER OR ANOTHER DESIGNATED OFFICER OF HGK (OTHER THAN THE INDIVIDUAL WHO PREPARED SUCH MATERIAL). THE CHIEF COMPLIANCE OFFICER OR DESIGNATED OFFICER WILL ENSURE THAT ALL DISCLOSURES IN SUCH MATERIALS ARE DISCLOSURES IN FUND ADVERTISEMENTS ARE ACCURATE, COMPLETE AND NOT MISLEADING.

        o PERFORMANCE AND YIELD INFORMATION INCLUDED IN ADVERTISEMENTS IS CALCULATED IN ACCORDANCE WITH APPLICABLE SEC REQUIREMENTS. INITIALING AND DATING OF THE ADVERTISING AND MARKETING MATERIALS WILL DOCUMENT APPROVAL.

        o EACH EMPLOYEE IS RESPONSIBLE FOR ENSURING THAT APPROVED MATERIALS ARE NOT USED OR MODIFIED WITHOUT THE EXPRESS WRITTEN AUTHORIZATION OF THE CHIEF COMPLIANCE OFFICER OR DESIGNATED OFFICER.

        o THE DESIGNATED OFFICER MUST ALSO REVIEW OTHER WRITTEN COMMUNICATIONS PREPARED FOR EXISTING CLIENTS OR PROSPECTIVE CLIENTS INCLUDING ANY QUARTERLY LETTERS.

        o THE DESIGNATED OFFICER IS RESPONSIBLE FOR MAINTAINING COPIES OF ANY ADVERTISING AND MARKETING MATERIALS, INCLUDING ANY REVIEWS AND APPROVALS, FOR A TOTAL PERIOD OF FIVE YEARS FOLLOWING THE LAST TIME ANY MATERIAL IS DISSEMINATED.


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        o  THE CHIEF COMPLIANCE OFFICER WILL REVIEW HGK'S AND ANY MUTUAL FUND
           WEBSITES AT LEAST QUARTERLY, AND WILL ENSURE THAT INFORMATION INCLUDED ON SUCH WEB-SITES IS ACCURATE, COMPLETE AND NOT MISLEADING.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL SALES PERSONNEL

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER OR THE DESIGNATED OFFICER

PERFORMANCE

BACKGROUND AND RATIONALE

     HGK, as a matter of policy and practice, prepares and distributes various performance information relating to the investment performance of HGK and Clients. Performance information is treated as advertising/marketing materials and designed to obtain new Clients and to maintain existing Client relationships. HGK's policy requires that any performance information and materials must be truthful and accurate, and prepared and presented in a manner consistent with applicable rules and regulatory guidelines and reviewed and approved by a designated officer. HGK's policy prohibits any performance information or materials that may be misleading, fraudulent, deceptive and/or manipulative.

     An investment adviser's performance information is included as part of a firm's advertising practices which are regulated by the SEC under SECTION 206 of the Advisers Act, which prohibits adviser from engaging in fraudulent, deceptive, or manipulative activities. The manner in which investment advisers portray themselves and their investment returns to existing and prospective Clients is highly regulated. These standards include how performance is presented. Rule 206(4)-1 of the Advisers Act proscribes various advertising practices of investment advisers as fraudulent, deceptive or manipulative and various SEC no-action letters provide guidelines for performance information.

     POLICIES AND PROCEDURES

        o ALL PERFORMANCE INFORMATION AND MATERIALS MUST BE REVIEWED AND APPROVED MATERIALS BY THE CHIEF COMPLIANCE OFFICER OR ANOTHER DESIGNATED OFFICER OF HGK (OTHER THAN THE INDIVIDUAL WHO PREPARED SUCH MATERIAL), WHO IS FAMILIAR WITH APPLICABLE RULES AND STANDARDS FOR PERFORMANCE ADVERTISING.

        o THE CHIEF COMPLIANCE OFFICER OR DESIGNATED OFFICER WILL ENSURE THAT ALL DISCLOSURES IN SUCH MATERIALS ARE ACCURATE, COMPLETE AND NOT MISLEADING, AND THAT YIELDS INCLUDED ARE CALCULATED IN ACCORDANCE WITH APPLICABLE SEC AND THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH REQUIREMENTS.

        o THE DESIGNATED OFFICER IS RESPONSIBLE FOR MAINTAINING COPIES OF ANY PERFORMANCE MATERIALS AND SUPPORTING DOCUMENTATION FOR THE CALCULATION OF PERFORMANCE


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           MATERIALS.

        PRIMARY RESPONSIBILITY FOR COMPLIANCE: PORTFOLIO MANAGERS, DESIGNATED OFFICER

        RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

SOLICITOR ARRANGEMENTS

BACKGROUND AND RATIONALE

     Rule 206(4)-3 of the Advisers Act authorizes investment advisers to compensate persons who solicit Clients for a firm if appropriate written agreements exist, specific disclosures are made, and other conditions met under the rules. For purposes of this rule, a solicitor is defined as "any person who, directly or indirectly, solicits any Client for, or refers any Client to, an investment adviser." The definition of Client includes any prospective Client.

POLICIES AND PROCEDURES

        o HGK, AS A MATTER OF POLICY AND PRACTICE, OCCASIONALLY COMPENSATES ANY INDIVIDUALS OR ENTITIES IN CONNECTION WITH THE REFERRAL OF CLIENTS TO HGK.

        o SENIOR MANAGEMENT AND THE CHIEF COMPLIANCE OFFICER MUST SPECIFICALLY APPROVE ANY FEE OR OTHER COMPENSATION ARRANGEMENTS FOR THE REFERRAL OF CLIENTS TO HGK, WHICH SHALL BE IN WRITING.

        o ANY CLIENTS REFERRED TO HGK BY SUCH SOLICITORS MUST BE FULLY INFORMED OF THE EXISTENCE AND NATURE OF ANY SUCH COMPENSATION ARRANGEMENT, IN A MANNER ACCEPTABLE TO THE CHIEF COMPLIANCE OFFICER.

8    PRIVACY

BACKGROUND AND RATIONALE

     As a registered investment adviser, HGK must comply with SEC Regulation S-P, which is applicable to advisers registered under the Advisers Act (or other applicable regulations), which requires registered advisers to adopt policies and procedures to protect the "nonpublic personal information" of natural person consumers and customers and to disclose to such persons policies and procedures for protecting that information. Nonpublic personal information includes nonpublic "personally identifiable financial information" plus any list, description or grouping of customers that is derived from nonpublic personally identifiable financial information. Such information may include personal financial and account information, information relating to services performed for or transactions entered into on behalf of Clients, advice provided by HGK to Clients, and data or
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     comply with the California Financial Information Privacy Act ("SB1") for
     HGK's California consumers.

     The purpose of these privacy policies and procedures is to provide administrative, technical and physical safeguards which assist employees in maintaining the confidentiality of nonpublic personal information collected from the consumers and customers of an investment adviser. All nonpublic information, whether relating to an adviser's current or former Clients, is subject to these privacy policies and procedures. Any doubts about the confidentiality of Client information must be resolved in favor of confidentiality.

POLICIES AND PROCEDURES

     NON-DISCLOSURE OF CLIENT INFORMATION

        o HGK MAINTAINS SAFEGUARDS TO COMPLY WITH FEDERAL AND STATE STANDARDS TO GUARD EACH CLIENT'S NONPUBLIC PERSONAL INFORMATION. HGK DOES NOT SHARE ANY NONPUBLIC PERSONAL INFORMATION WITH ANY NONAFFILIATED THIRD PARTIES, EXCEPT IN THE FOLLOWING CIRCUMSTANCES:

           o AS NECESSARY TO PROVIDE THE SERVICE THAT THE CLIENT HAS REQUESTED OR AUTHORIZED, OR TO MAINTAIN AND SERVICE THE CLIENT'S ACCOUNT;

           o AS REQUIRED BY REGULATORY AUTHORITIES OR LAW ENFORCEMENT OFFICIALS WHO HAVE JURISDICTION OVER HGK, OR AS OTHERWISE REQUIRED BY ANY APPLICABLE LAW; AND

           o TO THE EXTENT REASONABLY NECESSARY TO PREVENT FRAUD AND UNAUTHORIZED TRANSACTIONS.

        o EMPLOYEES ARE PROHIBITED, EITHER DURING OR AFTER TERMINATION OF THEIR EMPLOYMENT, FROM DISCLOSING NONPUBLIC PERSONAL INFORMATION TO ANY PERSON OR ENTITY OUTSIDE HGK, INCLUDING FAMILY MEMBERS, EXCEPT UNDER THE CIRCUMSTANCES DESCRIBED ABOVE. AN EMPLOYEE IS PERMITTED TO DISCLOSE NONPUBLIC PERSONAL INFORMATION ONLY TO SUCH OTHER EMPLOYEES WHO NEED TO HAVE ACCESS TO SUCH INFORMATION TO DELIVER OUR SERVICES TO THE CLIENT.

SECURITY OF CLIENT INFORMATION

        o HGK restricts access to nonpublic personal information to those employees who need to know such information to provide services to our Clients.

        o Any employee who is authorized to have access to nonpublic personal information is required to keep such information in a secure compartment or receptacle on a daily basis as of the close of business each day. All electronic or computer files containing such information shall be password secured and firewall protected from access by unauthorized persons. Any conversations involving nonpublic personal information, if appropriate at all, must be conducted by


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           employees in private, and care must be taken to avoid any
           unauthorized persons overhearing or intercepting such conversations.

PRIVACY NOTICES

        o HGK WILL PROVIDE EACH NATURAL PERSON CLIENT WITH INITIAL NOTICE OF HGK'S CURRENT POLICY WHEN THE CLIENT RELATIONSHIP IS ESTABLISHED. HGK SHALL ALSO PROVIDE EACH SUCH CLIENT WITH A NEW NOTICE OF HGK'S CURRENT PRIVACY POLICIES AT LEAST ANNUALLY. IF HGK SHARES NONPUBLIC PERSONAL INFORMATION RELATING TO A CALIFORNIA CONSUMER WITH AN AFFILIATED COMPANY UNDER CIRCUMSTANCES NOT COVERED BY AN EXCEPTION UNDER SB1, HGK WILL DELIVER TO EACH AFFECTED CONSUMER AN OPPORTUNITY TO OPT OUT OF SUCH INFORMATION SHARING. IF, AT ANY TIME, HGK ADOPTS MATERIAL CHANGES TO ITS PRIVACY POLICIES, HGK SHALL PROVIDE EACH SUCH CLIENT WITH A REVISED NOTICE REFLECTING THE NEW PRIVACY POLICIES.

        o THE CHIEF COMPLIANCE OFFICER, OR ANOTHER PERSON DESIGNATED BY THE CHIEF COMPLIANCE OFFICER, IS RESPONSIBLE FOR ENSURING THAT REQUIRED NOTICES ARE DISTRIBUTED TO THE HGK'S CONSUMERS AND CUSTOMERS.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: ALL PERSONNEL

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER

9    BUSINESS CONTINUITY PLANS

BACKGROUND AND RATIONALE

     As part of its fiduciary duty to its Clients and as a matter of best business practices, HGK, has adopted policies and procedures for disaster recovery and for continuing HGK's business in the event of a disaster. These policies are designed to allow HGK to resume providing service to its Clients in as short a period of time as possible. These policies are, to the extent practicable, designed to address those specific types of disasters that HGK might reasonably face given its business and location. Since the terrorist activities of September 11, 2001, all advisory firms need to establish written disaster recovery and business continuity plans for HGK's business. This will allow advisers to meet their responsibilities to Clients as a fiduciary in managing Client assets, among other things. It also allows a firm to meet its regulatory requirements in the event of any kind of disaster, such as a bombing, fire, flood, earthquake, power failure or any other event that may disable HGK or prevent access to our office(s).

     POLICIES AND PROCEDURES

        o ALL COMPUTER DATA MAINTAINED ON-SITE WILL BE BACKED UP DAILY AND MAINTAINED IN A SEPARATE LOCATION.


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        o  AN EMERGENCY CONTACT LIST WILL BE DISTRIBUTED TO ALL PERSONNEL
           SHOWING ALL KEY OR MISSION CRITICAL PERSONNEL TO CONTACT IN THE EVENT OF AN EMERGENCY OR DISASTER, INCLUDING THEIR NAMES, ADDRESSES, E-MAIL, FAX, CELL PHONE AND OTHER NECESSARY INFORMATION.

        o AN ALTERNATIVE LOCATION OR LOCATIONS WILL BE IDENTIFIED FOR MISSION CRITICAL PERSONS TO MEET TO CONTINUE BUSINESS, INCLUDING ADEQUATE SYSTEMS AND COMMUNICATIONS EQUIPMENT FOR THESE LOCATIONS.

        o AN ASSESSMENT WILL BE MAINTAINED OF THE BACK-UP SYSTEMS FOR KEY VENDORS, MISSION CRITICAL SERVICE PROVIDERS AND MAJOR CLIENTS, e. g., THE MUTUAL FUND.

        o  HGK'S DISASTER RECOVERY SYSTEMS WILL BE TESTED PERIODICALLY.

        o HGK'S BUSINESS CONTINUITY PLAN WILL BE REVIEWED PERIODICALLY BY THE CHIEF COMPLIANCE OFFICER, AND ANNUALLY BY THE COMPLIANCE COMMITTEE.

     PRIMARY RESPONSIBILITY FOR COMPLIANCE: MANAGING DIRECTOR, OFFICE OPERATIONS

     RESPONSIBILITY FOR MONITORING AND REVIEW: CHIEF COMPLIANCE OFFICER, COMPLIANCE COMMITTEE


















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                                    ANNEX A

DEFINITIONS

A. "CLIENT" means any individual, group of individuals, partnership, trust or company, including, without limit, a Fund from whom HGK acts as an investment adviser or sub-adviser.

B. "BENEFICIAL OWNERSHIP" of a Security is to be determined in the same manner as it is for purposes of SECTION 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). This means that a person should generally consider himself or herself the beneficial owner of any Securities in which he or she has a direct or indirect pecuniary interest. In addition, a person should consider himself or herself the beneficial owner of any Securities in which he or she has a direct or indirect pecuniary interest. In addition, a person should consider himself or herself the beneficial owner of Securities held by (1) his or her spouse or minor children, (2) a relative who shares his or her home, or (3) other persons by reason of any contract, arrangement, understanding, or relationship that provides him or her with sole or shared voting or investment power over the Securities held by such person.

C. "CONTROL" shall have the same meaning as that set forth in SECTION 2(a)(9) of the 1940 Act. SECTION 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such Securities control over HGK. This is a rebuttable presumption, and it may be countered by the facts and circumstances given the situation.

E. "FUND" means an investment company registered under the 1940 Act for which HGK acts as adviser or sub-adviser.

F. "HIGH QUALITY SHORT-TERM DEBT INSTRUMENT" means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

G. "INVESTMENT PERSONNEL" means (1) all employees who, in connection with his or her regular actions or duties, makes or participates in making recommendations regarding the Purchase or Sale of Securities by a Client; and
(2) any natural person who controls HGK and who obtains information concerning recommendations made to a Client regarding the Purchase or Sale of Securities by the Client.

H. "IPO" (I.E., initial public offering) means an offering of securities registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the issuer of which, immediately before registration, was not subject to the reporting requirements of SECTION 13 or SECTION 15(d) of the Securities Exchange Act of 1934.


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I. "LIMITED OFFERING" means an offering that is exempt from registration under the Securities Act pursuant to SECTION 4(2), SECTION 4(6), Rule 504, Rule 505 or Rule 506 thereunder (E.G., private placements).

J. A "PERSONAL SECURITIES ACCOUNT" means any account in which any securities are held for the person's direct or indirect benefit.

K. "PURCHASE OR SALE" of a Security includes, among other things, the writing of an option to purchase or sell a Security.

L. "SECURITY" shall have the same meaning as that set forth in SECTION 2(a)(36) of the 1940 Act, except that it shall not include direct obligations of the United States Government; bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements; and shares of registered open-end mutual funds.

M. A "SECURITY HELD OR TO BE ACQUIRED" by a Fund means: (1) any Security which, within the most recent 15 days, (a) is being or has been considered by HGK for purchase by a Fund; and (2) any option to purchase or sell, and any security convertible into or exchangeable for, a Security described in (1) of this definition.

N. A Security is "BEING CONSIDERED FOR PURCHASE" when the security is placed on the list "potential buy" list.

O. A Security is "BEING PURCHASED OR SOLD" by a Fund from the time when a recommendation has been communicated to the person who places the buy and sell orders for a Client until the time when such program has been fully completed or terminated.

P. The designated "REVIEW OFFICER" is the Assistant Compliance Officer.











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                                                 Name: _________________________

                                                               Date: ___________

                            COMPLIANCE CERTIFICATION
                         FOR HGK ASSET MANAGEMENT, INC.

I CERTIFY THAT I:

     (1) HAVE RECEIVED AND READ THE CURRENT CODE OF ETHICS AND POLICIES AND PROCEDURES MANUAL,

     (2) UNDERSTAND THE POLICIES AND PROCEDURES IN THE CODE OF ETHICS,

     (3) RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES AND PROCEDURES IN THE CODE OF ETHICS,

     (4) UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE,

     (5) HAVE FULLY COMPLIED WITH THE CODE OF ETHICS,

     (6) HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY COMPLIANCE WITH THE CODE OF ETHICS,

     (7) WILL FULLY COMPLY WITH THE CODE OF ETHICS,

     (8) HAVE DISCLOSED AND REPORTED ALL PERSONAL SECURITIES TRANSACTIONS AND PERSONAL SECURITIES ACCOUNTS REQUIRED TO BE DISCLOSED OR REPORTED, AND

     (9) HAVE FULLY AND ACCURATELY COMPLETED THIS CERTIFICATE.

                                            ____________________________________
                                            Signature










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